As filed via EDGAR with the Securities and Exchange Commission on October 27, 1999

                                                             File No. 333-58813
                                                              ICA No. 811-08871

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. [ ]

                      Post-Effective Amendment No. 1 [X]
                                       and
                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940 [X]

                                 Amendment No. 2


                                 THE SIMMS FUNDS
               (Exact Name of Registrant as Specified in Charter)

                 55 Railroad Avenue Greenwich, Connecticut 06830
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (203) 861-8500

                                    Copy to:
Jay G. Baris, Esq.                                 Arthur O. Poltrack
Kramer Levin Naftalis & Frankel LLP                The Simms Funds
919 Third Avenue                                   55 Railroad Avenue
New York, New York  10022                          Greenwich, Connecticut  06830
-------------------------
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective:

|_| Immediately upon filing pursuant        |X| on October 29, 1999 pursuant to
    to paragraph (b)                            to paragraph (b)

|_| 60 days after filing pursuant           |_| on (date) pursuant to paragraph
     to paragraph (a)(1)                        (a)(1)

|_| 75 days after filing pursuant           |_| on (date) pursuant to paragraph
    to paragraph (a)(2)                          (a)(2) of rule 485.

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                        (SIMMS CAPITAL MANAGEMENT, INC.
                             GLOBAL INVESTORS LOGO)

                         SIMMS CAPITAL MANAGEMENT, INC.
       55 RAILROAD AVENUE, GREENWICH, CONNECTICUT  06830  1-203-861-8500

                                THE SIMMS FUNDS

                                U.S. EQUITY FUND

                           INTERNATIONAL EQUITY FUND

                               GLOBAL EQUITY FUND

   This  Prospectus  describes  the two classes of shares that each Fund offers:
  Class A Shares, sold primarily to retail investors, and Class Y Shares, sold primarily to institutions.

                                   PROSPECTUS

                                October 29, 1999

THIS PROSPECTUS PROVIDES IMPORTANT INFORMATION ABOUT EACH FUND THAT YOU SHOULD KNOW BEFORE INVESTING. PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE.
ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                               TABLE OF CONTENTS
                                                                           Page
                                                                           ----
RISK/RETURN SUMMARY .....................................................   1

  A presentation of each Fund's risk/return summary, fees and expenses, and investments

INVESTMENTS .............................................................   4

OTHER INVESTMENT STRATEGIES .............................................   6

RISKS ...................................................................   6

PERFORMANCE .............................................................   8

MANAGEMENT OF THE FUNDS .................................................  10

SHAREHOLDER INFORMATION .................................................  10

INVESTING WITH SIMMS ....................................................  11

  How to Purchase Shares ................................................  14

  How to Redeem Shares ..................................................  15

  Exchanges .............................................................  18

SHAREHOLDER SERVICES ....................................................  18

RETIREMENT PLANS ........................................................  19

DIVIDENDS, DISTRIBUTIONS AND TAXES ......................................  20

FINANCIAL HIGHLIGHTS ....................................................  22

ADDITIONAL INFORMATION ..........................................  Back Cover

                               RISK/RETURN SUMMARY

EACH FUND'S INVESTMENT OBJECTIVE

  Capital appreciation.

PRINCIPAL STRATEGIES

  o The U.S. EQUITY FUND invests primarily in securities of large capitalization U.S. companies

  o The U.S. Equity Fund invests at least 80% of its assets in the equity securities of large capitalization U.S. companies, including multinational companies.

  o The INTERNATIONAL EQUITY FUND invests primarily in securities of large capitalization foreign companies

     The International Equity Fund invests at least 80% of its assets in the equity securities of large capitalization foreign companies, including multinational companies. The Fund primarily invests in American Depositary Receipts (ADRs) and may also invest directly in non-U.S. dollar-denominated equity securities of foreign companies.

  o The GLOBAL EQUITY FUND invests primarily in securities of large capitalization U.S. and foreign companies

     The Global Equity Fund invests at least 80% of its assets in the equity securities of large capitalization U.S. and foreign companies, including multinational companies. The Fund's foreign equity investments will consist primarily of ADRs and the Fund may also invest directly in non-U.S. dollar-denominated equity securities of foreign companies.

     We seek to invest in securities that we believe offer the best potential for GROWTH AT A REASONABLE PRICE. To that end, Simms Capital Management, Inc., the Funds' investment adviser (Simms), uses a proprietary "bottom-up" quantitative and qualitative stock selection process.

     A "bottom-up" approach to investing emphasizes the evaluation of individual stocks more than the consideration of broader market and economic trends. Some of the factors for the quantitative stock selection process include current and future earnings estimates prepared by various securities analysts as well as a proprietary mathematical algorithm developed by Simms. See "Investments --Principal Investment Strategies."

PRINCIPAL RISKS

     Each Fund is subject to the risks common to all mutual funds that invest in equity securities. The following risks could cause you to lose money by investing in a Fund:

  o  The stock market goes down

  o  "Growth" stocks fail to meet future sales or future earnings estimates

  o  A company's earnings do not increase as expected

In addition, you should be aware that:

  o "Growth" stocks may suffer steeper losses than other investments during market declines of economic downturns

  o Multinational companies are vulnerable to currency exchange and/or political risks

  o Simms has not managed a mutual fund prior to the Funds' commencement of operations

     THE INTERNATIONAL EQUITY AND GLOBAL EQUITY FUNDS are also subject to certain risks that are not typical of investments in the securities of U.S. companies, such as

  o Political or economic events overseas adversely affect securities of foreign issuers

  o Non-U.S. dollar-denominated securities may experience adverse foreign currency fluctuations

     We summarize these and other risk factors in the "Risks" section later in this Prospectus.

WHO MAY WANT TO INVEST IN THE FUNDS

  EACH FUND may be appropriate for investors who:

     o are long-term investors with a particular goal, like saving for retirement

     o  want potential growth over time

     o  want a diversified portfolio that includes multinational companies

     o are willing to take more risk in the short-term for potentially higher gains in the long-term

     THE U.S. EQUITY FUND may be appropriate for investors who want a portfolio comprised primarily of the securities of U.S. issuers.

     THE INTERNATIONAL EQUITY FUND may be appropriate for investors who want a portfolio comprised primarily of the securities of foreign issuers.

     THE GLOBAL EQUITY FUND may be appropriate for investors who want a portfolio that includes securities of U.S. and foreign issuers.

  The Funds may NOT be appropriate for investors who:

     o  are investing for the short term or need current income

     o are not willing to take any risk that they may lose money on their investment

     o  want absolute stability of their investment principal

     o want to invest in a particular sector or in particular industries, countries, or regions

  Keep in mind that mutual fund shares:

     o are not deposits or obligations of, or guaranteed or endorsed by, any bank

     o are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency

     o are subject to investment risks, including possible loss of the money invested

FEES AND EXPENSES OF THE FUNDS

  THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF A FUND.

                                                                 U.S.           INTERNATIONAL       GLOBAL
                                                             EQUITY FUND         EQUITY FUND      EQUITY FUND
                                                           CLASS A CLASS Y    CLASS A  CLASS Y  CLASS A  CLASS Y
                                                           ---------------    -------  -------  -------  -------
  SHAREHOLDER FEES
  (fees paid directly from your investment)
     Maximum sales charge (load) imposed on
       purchases (as a percentage of offering price)(1)     4.00%    None      4.00%     None    4.00%     None
     Maximum deferred sales charge (load)                   None     None      None      None    None      None
  Maximum sales charge (load) imposed on
       reinvested dividends                                 None     None      None      None    None      None
     Redemption fee(2)                                      None     None      None      None    None      None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from the Fund's assets,
    as a percentage of net assets)
     Management fees                                        0.75%   0.75%     1.00%     1.00%    1.00     1.00%
     Rule 12b-1 distribution fees(3)                        0.50%    None     0.50%      None    0.50%     None
     Other fees                                             4.84%   4.84%     4.52%     4.52%   36.44%   36.44%
       Shareholder servicing fee                            0.25%    None     0.25%      None    0.25%     None
  Total annual Fund operating expenses(4)                   6.34%   5.59%     6.27%     5.52%    38.19%  37.44%
     Expenses reimbursed by the Fund's Advisor             -4.28%  -4.28%    -3.89%    -3.89%   -35.96% -35.96%
   Net operating expenses                                   2.06%   1.31%     2.38%     1.63%     2.23%   1.48%

-------------------

  Notes:

  1. The initial sales charge imposed on Class A Shares declines for purchases over $100,000 and the charge is eliminated entirely for purchases of at least $1 million and for certain categories of investors. See "Investing With Simms" below.

  2. You may pay fees in connection with certain redemption services, such as a $12 wire transfer fee.

  3. Class A Shares of each Fund pay distribution fees on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. T.O. Richardson Securities, Inc., the Funds' Distributor, will waive its distribution fees to the extent that the Fund would exceed the regulatory limitations on asset-based sales charges.

  4. We expect that each Fund's total annual operating expenses will decrease as the Fund's assets increase. For the period from commencement of operations to June 30, 1999, Simms Capital Management, Inc. (Simms) waived its investment advisory fee and absorbed certain expenses so that the net annual Fund operating expenses did exceed the amounts shown above. Simms has agreed to continue to limit each Fund's net annual operating expenses as shown above until at least June 30, 2000.

           To the extent that Simms reimburses or absorbs fees and expenses, it may seek payment of such amounts for two years after the year in which expenses were reimbursed. A Fund will make no such payment, however, if the total annual Fund operating expenses exceed the expense limits in effect at the time these payments or reimbursements are proposed.

EXAMPLE

  THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN EACH FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE FIGURES SHOWN BELOW WOULD BE THE SAME WHETHER OR NOT YOU SOLD YOUR SHARES AT THE END OF A PERIOD.

  This example assumes that:

  o   you invest $10,000 in the Fund for the time periods indicated

  o   your investment returns 5% each year

  o   the Fund's operating expenses remain the same

  Although your actual costs may be higher or lower, under these assumptions your costs would be:

                           U.S.           INTERNATIONAL           GLOBAL
                       EQUITY FUND         EQUITY FUND         EQUITY FUND
                    -----------------   -----------------   -----------------
                    CLASS A   CLASS Y   CLASS A   CLASS Y   CLASS A   CLASS Y
                    -------   -------   -------   -------   -------   -------
  One Year*   ...... $  601    $  133    $  631    $  166    $  617    $  151
  Three Years ...... $1,785    $1,238    $1,805    $1,258    $4,025    $3,702
  Five Years ....... $2,39    $2,330    $2,948    $2,339    $5,546    $5,322
  Ten Years ........ $5,690    $5,004    $5,683    $4,994    $6,609    $6,492

  * This example assumes that net operating expenses for each Fund will be limited as described under "Fees and Expenses of the Funds" until June 30, 2000 and that no such limits will apply thereafter.

                                   INVESTMENTS

EACH FUND'S INVESTMENT OBJECTIVE

  Capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

  o  U.S. EQUITY FUND

     o THE U.S. FUND INVESTS PRIMARILY IN SECURITIES OF LARGE CAPITALIZATION U.S. COMPANIES

        The U.S. Equity Fund invests primarily in the common stock of large capitalization U.S. companies, including multinational companies. The Fund may also invest in convertible securities and preferred stock of U.S. companies.

  o  INTERNATIONAL EQUITY FUND

     o THE INTERNATIONAL EQUITY FUND INVESTS PRIMARILY IN SECURITIES OF LARGE CAPITALIZATION FOREIGN COMPANIES

        The International Equity Fund invests primarily in the securities of large capitalization foreign companies, including multinational companies. The Fund invests primarily in ADRs and may also invest directly in non-U.S. dollar-denominated equity securities of foreign companies.

  o  GLOBAL EQUITY FUND

     o THE GLOBAL EQUITY FUND INVESTS PRIMARILY IN SECURITIES OF LARGE CAPITALIZATION U.S. AND FOREIGN COMPANIES

        The Global Equity Fund invests primarily in the securities of large capitalization U.S. and foreign companies, including multinational companies. The Fund's foreign equity investments will primarily consist of ADRs and the Fund may also invest directly in non-U.S. dollar-denominated equity securities of foreign companies.

THE FUNDS WILL INVEST IN THE SECURITIES OF LARGE CAPITALIZATION COMPANIES, THAT IS, SECURITIES OF COMPANIES WHOSE MARKET CAPITALIZATION IS GREATER THAN $1 BILLION AT THE TIME OF PURCHASE.

WE SEEK GROWTH AT A REASONABLE PRICE.

  Simms looks for securities that offer the best potential for growth at a reasonable price. That is, we look for stocks that we believe will increase in value over time, based upon our analysis of a company's growth prospects.

  We seek to invest in companies with relatively high return on equity and high earnings growth rates, not companies or industries that have predominantly cyclical characteristics. In choosing investments, we analyze the following factors:

  -- the present value of a company's future cash flows using a proprietary Dividend Discount Model, this Model computes the present value of the estimated future dividends of a company utilizing an assumed interest rate

  --   the stock's price relative to similar companies and the market

  --   the company's financial condition and cash flow

  --   the growth of the company's earnings

  --   demand and supply for a company's shares, including insider transactions

  -- industry momentum, that is, the rate at which the company's sector is growing

  --   the stock's liquidity

  --   the company's exposure to economic conditions outside the U.S.

  -- for foreign securities, diversification by country as compared with the country weighting of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index

  -- for foreign securities, a company's economic exposure to countries outside its home base, including the U.S.

INVESTMENT POLICIES

  o U.S. EQUITY FUND: Under normal market conditions, we expect to invest at least 80% of the U.S. Equity Fund's total assets in common stock. We expect to invest no more than 20% of the Fund's total assets in convertible or preferred securities, debt securities or money market instruments, if at all.

  o INTERNATIONAL EQUITY FUND: Under normal market conditions, we expect to invest at least 80% of the International Equity Fund's total assets primarily in ADRs of foreign companies or directly in non-U.S. dollar-denominated equity securities of foreign companies. We expect to invest no more than 20% of the Fund's total assets in convertible or preferred securities, debt securities or money market instruments, if at all.

  o GLOBAL EQUITY FUND: Under normal market conditions, we expect to invest at least 80% of the Global Equity Fund's total assets in (i) the common stock of U.S. issuers, and (ii) equity securities of foreign companies, primarily ADRs or directly in non-U.S. dollar-denominated equity securities of foreign companies. We expect to invest no more than 20% of the Fund's total assets in convertible or preferred securities, debt securities or money market instruments, if at all.

  When we determine that market conditions warrant temporary defensive measures or for cash management purposes, each Fund may hold up to 100% of its assets in cash and U.S. dollar denominated money market instruments, which may result in performance that is inconsistent with its investment objective.

  WE USE A BOTTOM-UP APPROACH IN SELECTING STOCKS.

                           OTHER INVESTMENT STRATEGIES

  o DEBT INSTRUMENTS. After implementing a Fund's principal investment strategy, we may invest the balance of each Fund's assets in U.S. dollar-denominated debt instruments (bonds) issued by U.S. companies or by the U.S. Government, including short-term "money market" instruments. In addition, the International Equity Fund and the Global Equity Fund may also invest in non-U.S. dollar-denominated bonds issued by foreign companies or governments or supranational organizations.

       WE MAY INVEST DEFENSIVELY OR HEDGE OUR INVESTMENTS TO PROTECT AGAINST A DOWNTURN.

  o DEFENSIVE INVESTING. During unfavorable market conditions, we may invest "defensively," that is, make temporary investments that are not consistent with a Fund's investment objective and principal strategies. For example, if there is a market downturn or if we must raise cash to meet redemption requests, we may invest more assets in bonds or money market instruments or invest in derivative instruments to protect our investments.

  o OPTIONS. From time to time, we may write covered call options on securities owned by a Fund in order to enhance the Fund's return.

  o PORTFOLIO TURNOVER. We may trade actively and frequently to achieve a Fund's objective, which may result in higher capital gains distributions and increase your tax liability. Frequent trading may also increase the Fund's costs, affecting the Fund's performance over time.

  o LENDING. Each Fund may lend a portion of its securities to financial institutions for a fee.

  o BORROWING. Each Fund may borrow from banks as a temporary defensive measure, to meet redemption requests or for other purposes that are consistent with the Fund's investment objective and strategies.

INTERNATIONAL EQUITY FUND AND GLOBAL EQUITY FUND

  o CLOSED-END FUNDS. Each of the International Equity and Global Equity Funds may invest in closed-end funds that invest in foreign companies.

  THE STATEMENT OF ADDITIONAL INFORMATION (SAI) DESCRIBES EACH FUND'S INVESTMENT STRATEGIES IN MORE DETAIL.

                                      RISKS

MUTUAL FUND INVESTING INVOLVES RISKS

  Each Fund is designed for long-term investors. The Funds are subject to risks common to all mutual funds and risks common to mutual funds that invest in equity securities and, to a lesser extent, debt securities. The International Equity Fund and the Global Equity Fund are also subject to risks common to mutual funds that invest in foreign securities.

  YOU SHOULD ONLY INVEST IN A FUND IF YOU ARE WILLING AND ABLE TO TAKE THE RISKS INVOLVED. PLEASE READ "RISKS OF INVESTING" CAREFULLY.

  As with all mutual funds, investing in a Fund involves certain risks. There is no guarantee that a Fund will meet its investment objective. You can lose money by investing in a Fund, especially if you sell your shares during periods of market volatility. There is never any assurance that a Fund will continue to perform as it has in the past.

  Each Fund may use various investment techniques, which involve varying amounts of risk. We discuss these investment techniques in detail in the SAI. To reduce risk, each Fund is subject to certain investment limitations and restrictions, which we also describe in the SAI.

  The following paragraphs describe some of the principal risks of investing in the Funds that you should be aware of:

  THE FOLLOWING RISKS ARE COMMON TO ALL MUTUAL FUNDS.

     o MARKET RISK is the risk that the market value of a security may go up or down, sometimes rapidly. These fluctuations may cause the security to be worth less than it was at the time it was purchased. Market risk may involve a single security, a particular sector, country or region or the global economy.

     o MANAGER RISK is the risk that a portfolio manager's investment strategy may not produce the intended results. Manager risk also involves the possibility that a portfolio manager fails to execute an investment strategy effectively.

     o YEAR 2000 risk is the risk that a Fund or its service providers could be disrupted by the possible failure of computer systems that cannot accurately process date-related information after December 31, 1999. This failure, referred to as the "Year 2000 Issue," could adversely affect the handling of securities trades, pricing and account servicing for the Funds. The Year 2000 issue may also cause the market value of the Funds' securities to decline if the issuers of those securities experience year-2000 related problems.

          Simms has taken steps that it reasonably believes are designed to adequately address the Year 2000 Issue as it relates to the operation of the Funds. In addition, Simms has been informed that the Funds' other major service providers have taken similar steps. Neither Simms nor the Funds' other major service providers can assure that these steps will be sufficient to avoid any adverse affects from the Year 2000 Issue.

  THE FOLLOWING RISK IS COMMON TO MUTUAL FUNDS THAT INVEST IN EQUITY
SECURITIES.

     o EQUITY RISK is the risk that a security's value will fluctuate in response to events affecting an issuer's profitability or viability. Unlike debt securities, which have a preference to a company's earnings and cash flow, equity securities receive value only after the company meets its other obligations. For example, in the event of bankruptcy, a company's bondholders have preference over stockholders to the company's assets.

  THE FOLLOWING RISKS ARE COMMON TO MUTUAL FUNDS THAT INVEST IN DEBT SECURITIES.

     o INTEREST RATE RISK is the risk that a security may lose value if interest rates change. Generally, the value of a debt security changes in the opposite direction from a change in interest rates. That is, when interest rates rise, the value of a fixed-rate bond typically will decrease. When interest rates decline, the value of a fixed-rate bond typically will increase. In general, the bonds with longer maturities are more sensitive to changes in interest rates.

     o CREDIT RISK is the risk that the issuer of a debt security will be unable to make timely payments of principal or interest, or will default.

     o REINVESTMENT RISK is the risk that an investor may obtain a lower rate or return when reinvesting interest income, maturing principal or the proceeds from selling debt securities.

  THE FOLLOWING RISKS ARE COMMON TO MUTUAL FUNDS THAT INVEST IN FOREIGN SECURITIES.

     o FOREIGN INVESTMENT RISK is the risk that the value of securities of foreign companies could be affected by factors not present in the U.S., including expropriation, confiscation of property, difficulties in enforcing contracts, adverse changes in currency exchange rates and political risks. The introduction on January 1, 1999 of a single currency, the euro, by the participating nations in the European Economic and Monetary Union may present unique uncertainties for securities denominated in (or whose value is linked to) currencies that have become components of the euro.

  THE FOLLOWING RISKS ARE COMMON TO MUTUAL FUNDS THAT USE HEDGING OR LEVERAGED TRANSACTIONS.

     o CORRELATION RISK is the risk that changes in the value of a hedging instrument will not correlate, or match, those of the underlying security being hedged. Generally, a portfolio manager would enter into a hedging transaction to protect the value of a portfolio position without selling it.

     o LEVERAGE RISK is the risk associated with certain techniques (like borrowing) that multiply small price movements of an index or a security into large price movements. A Fund's use of a derivative to hedge a portfolio position may involve leverage. If the hedge works properly, the gains produced will offset losses on the securities hedged. Hedging may also reduce gains, or, if not executed properly, may result in losses. A Fund's use of derivatives for speculation or asset substitution may also involve leverage, because gains or losses might be substantially greater than the amount the Fund invests.

     o None of the Funds currently uses hedging or leveraged transactions, but each Fund may do so in the future. The Funds are not required to use hedging techniques at any time.

                                   PERFORMANCE

     The U.S. Equity Fund and the International Equity Fund are successors to Simms Partners (U.S.), L.P. (the U.S. Partnership) and Simms Partners (International), L.P. (the International Partnership), two private investment funds managed by Simms. Each Partnership was reorganized into its corresponding Simms Fund on December 11, 1998.

     The investment objective, policies and strategies of the U.S. Equity Fund and the International Fund are the same as those of the corresponding Partnerships. Since each Fund will continue to operate in all material respects equivalent to the management of the Partnerships, the past performance of these investment vehicles may be considered relevant. HOWEVER, PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

     As mutual funds, each Fund is subject to different rules and regulations than those that govern private funds. In addition, the Partnerships did not incur the same operating expenses that mutual funds incur. The Partnerships were not subject to the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986. If the Partnerships were subject to the diversification requirements of these laws, their historical performance might have been different.

     While the historical information relating to each Fund's Class A Shares has been adjusted to reflect the Fund's maximum sales charge of 4.00%, it has not been adjusted for the estimated operating expenses of the Fund (reflecting the expense limitations described in "Fees and Expenses of the Funds"), and only reflects all expenses that were incurred by the corresponding Partnership during the periods shown. The information relating to Class Y Shares reflects only those expenses incurred by the Partnerships. Adjusting the Partnerships' performance for estimated Fund operating expenses would result in total return figures that are higher than those that would result from the use of actual Partnership expenses.

              AVERAGE ANNUAL TOTAL RETURNS OF THE PARTNERSHIPS*
                     FOR THE PERIODS ENDED DECEMBER 10, 1998

                                                        CLASS A
                                         --------------------------------------
                                                                SINCE INCEPTION
                                         ONE YEAR   TWO YEARS    (JULY 1, 1996)
                                         --------   ---------   --------------
  U.S. Partnership .....................  15.95%      19.71%         23.62%
  International Partnership ............   6.45%       8.13%          8.12%

                                                        CLASS Y
                                         --------------------------------------
                                                                SINCE INCEPTION
                                         ONE YEAR   TWO YEARS    (JULY 1, 1996)
                                         --------   ---------   --------------
  U.S. Partnership .....................  20.78%      22.18%         25.72%
  International Partnership ............  10.88%      10.39%          9.99%

  ----------------

  * Simms has calculated performance information based on actual expenses of the partnership in compliance with the Performance Presentation Standards of the Association for Investment Management and Research, an organization of investment managers and analysts. This method of calculating performance differs from the method used by the Securities and Exchange Commission.

                CUMULATIVE TOTAL RETURNS OF THE PARTNERSHIPS*
                     FOR THE PERIODS ENDED DECEMBER 10, 1998

                                                        CLASS A
                                         --------------------------------------
                                                                SINCE INCEPTION
                                         ONE YEAR   TWO YEARS   (JULY 1, 1996)
                                         --------   ---------   --------------
  U.S. Partnership .....................  15.95%      43.23%         66.78%
  International Partnership ............   6.45%     16.90%         20.73%

                                                        CLASS Y
                                         --------------------------------------
                                                                SINCE INCEPTION
                                         ONE YEAR   TWO YEARS    (JULY 1, 1996)
                                         --------   ---------   --------------
  U.S. Partnership .....................  20.78%      49.21%         77.06%
  International Partnership ............  10.88%      21.80%         26.77%

  ---------------------

 * Simms has calculated performance information based on actual expenses of the partnership in compliance with the Performance Presentation Standards of the Association for Investment Management and Research, an organization of investment managers and analysts. This method of calculating performance differs from the method used by the Securities and Exchange Commission.

     Because the Funds commenced operations in December 1998, the Funds do not yet have annual returns for a full calendar year. In the next Prospectus dated after December 31, 1999, a bar chart and table will give an indication of the risks of an investment in the Funds by showing how the Funds have performed over the past calendar year, and in relation to a broad measure of market performance.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. HISTORY DOES NOT ALWAYS REPEAT ITSELF.

                             MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

     Simms, the investment advisor of the Funds, is located at 55 Railroad Avenue, Greenwich, Connecticut 06830. Simms is a registered investment adviser and offers investment advisory services to open-end investment funds and other managed pooled investment vehicles.

     Simms supervises and assists in the overall management of the Funds' affairs, subject to oversight by the Funds' Board of Trustees. No advisory fees were paid to Simms for the period from commencement of operations (December 11, 1998 for the U.S. Equity and International Equity Funds and December 18, 1998 for the Global Equity Fund) to June 30, 1999. Simms has agreed to waive all or part of its advisory fees and/or absorb expenses in order to limit a Fund's expenses to the amount shown under "Fees and Expenses of the Funds" until at least June 30, 2000.

PORTFOLIO MANAGERS

     EACH FUND IS MANAGED BY ROBERT A. SIMMS, THOMAS L. MELLY, JENNIFER D. MILLER, THOMAS S. KINGSLEY, ROBERT ROSA, JR. AND HERVE VAN CALOEN.

     Mr. Simms has been the President and CEO of Simms since 1984, prior to which he was a General Partner of Bear, Stearns & Co. Mr. Melly, a Principal of Simms, joined Simms in 1990, prior to which he specialized in product development and evaluation at Lake Partners, Inc., an independent financial consulting firm. Ms. Miller, a Principal of Simms, joined Simms in 1991, prior to which she served as a quantitative and technical analyst with Salomon Brothers Inc. Mr. Kingsley, a Principal of Simms, joined Simms in September of 1994. Mr. Rosa joined Simms in March 1997. Mr. van Caloen joined Simms in July 1999, prior to which he was an international fund portfolio manager for GTF Asset Management from March 1997 until June 1999 and at Schroeder Capital Management International from March 1996 until March 1997. From January 1992 to July 1995, he was the head of international investments and a portfolio manager at Provident Capital Management where he managed an emerging markets fund.

DISTRIBUTOR

     T.O. Richardson Securities, Inc., 2 Bridgewater Road, Farmington, Connecticut, 06032, serves as each Fund's principal underwriter and distributor. The Distributor may receive a sales load as described under "How to Buy Shares" and payments under each Fund's distribution plan.

                             SHAREHOLDER INFORMATION

HOW WE VALUE FUND SHARES

     THE NET ASSET VALUE, MULTIPLIED BY THE NUMBER OF FUND SHARES YOU OWN, GIVES YOU THE VALUE OF YOUR INVESTMENT.

     We calculate each Fund's net asset value (the NAV), each business day as of the close of the New York Stock Exchange, Inc. (NYSE), normally 4:00 p.m. Eastern Time. The purchase price of a Fund's Class A Shares is determined by adding the applicable sales charge to the Fund's net asset value. The purchase price of a Fund's Class Y Shares is equal to the Fund's net asset value. Any shares that you purchase, redeem or exchange are valued at the next share price calculated after we receive and accept your investment instructions. A business day is a day on which the NYSE is open for trading or any day in which enough trading has occurred in the securities held by a Fund to affect the NAV materially.

     Portfolio securities that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Funds do not price their shares.

     The Funds value their investments based on market value. When market quotations are not readily available, the Funds value their investments based on fair value methods approved by the Funds' Board of Trustees. We calculate the NAV by adding up the total value of a Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of the Fund's outstanding shares. The value of an investment in a mutual fund is based upon the NAV determined by that mutual fund.

                                Total Assets Less Liabilities
                         NAV =  -----------------------------
                                Number of Shares Outstanding

     You can find the NAV of most mutual funds every day in The Wall Street Journal and other newspapers. Newspapers do not normally publish information about a particular mutual fund until it has a minimum number of shareholders or a minimum level of assets.

                              INVESTING WITH SIMMS

     This section provides information to assist you in purchasing shares of the Funds. We describe the minimum investment requirements for each Fund. We also describe the expenses and sales charges applied to each Class of shares and the procedures to follow if you decide to buy shares of a Fund. Please read the entire Prospectus carefully before buying shares of a Fund.

INVESTMENT REQUIREMENTS

  MINIMUM INITIAL INVESTMENT
                             NON-RETIREMENT ACCOUNT       RETIREMENT ACCOUNT
                             ----------------------       ------------------
  o  Class A Shares .........      $    1,000                    $500
  o  Class Y Shares .........      $1,000,000               not applicable

  MINIMUM SUBSEQUENT INVESTMENT
                             NON-RETIREMENT ACCOUNT       RETIREMENT ACCOUNT
                             ----------------------       ------------------
  o  Class A Shares .........        $     50                     $25
  o  Class Y Shares .........        $250,000               not applicable

GENERAL INFORMATION

  o Class A Shares are sold at NAV plus a front-end sales charge. The Class A purchase minimums indicated above may be waived.

  o Class Y Shares are sold primarily to institutions at NAV without a front-end sales charge. Class Y Shares may be sold to individuals who invest at least $1 million. In addition, the Class Y purchase minimums indicated above may be waived.

  Class A and Class Y Shares of the Funds may be purchased from the following:

  o    Authorized Securities Dealers

  o Firstar Mutual Fund Services LLC, the Funds' Transfer Agent (Firstar or the Transfer Agent)

HOW WE CALCULATE SALES CHARGES ON CLASS A SHARES

  The Class A Shares' sales load varies according to the size of the purchase.

                           INITIAL SALES CHARGE:
   AMOUNT OF PURCHASE       % OF OFFERING PRICE       % OF NET AMOUNT INVESTED
   ------------------       -------------------       ------------------------
  Less than $100,000                4.00                          4.17
  $100,000 to $249,999              3.00                          3.09
  $250,000 to $499,999              2.00                          2.04
  $500,000 to $999,999              1.00                          1.01
  $1,000,000 and over*              0.00                          0.00

----------------

  * Individuals investing at least $1 million in a Fund may purchase either Class A Shares or Class Y Shares of the Fund. Although Class Y Shares do not carry a Rule 12b-1 distribution fee, purchasers of Class Y Shares do not receive the services provided to investors in Class A Shares.

Certain purchases may be grouped in order to qualify for the reduced sales load:

     o    purchases by an individual, his or her spouse and minor children

     o    purchases by a fiduciary of a trust, estate or fiduciary account

SALES CHARGE REDUCTIONS AND WAIVERS

  WAIVER OF CLASS A SALES CHARGES

  The following categories of investors may purchase Class A Shares without a front-end sales charge:

     o Simms, Firstar, their active or retired trustees, directors, officers, partners or employees and certain family members of these individuals

     o    active or retired trustees or officers of the Funds

     o investors who purchase Class A Shares through fee-based investment accounts

     o    employees of Authorized Securities Dealers

     o    organizations providing professional services to the Funds

     o registered investment advisors purchasing shares for their own accounts or discretionary accounts

     o    qualified retirement plans

     TO TAKE ADVANTAGE OF THE SALES CHARGE WAIVER, YOU MUST INDICATE YOUR ELIGIBILITY FOR A WAIVER ON YOUR APPLICATION. IF YOU THINK YOU MAY BE ELIGIBLE FOR A SALES CHARGE WAIVER, PLEASE CONTACT YOUR AUTHORIZED SECURITIES DEALER OR THE TRANSFER AGENT AT 1-877-GET-SIMS (1-877-438-7467).

REDUCTION OF CLASS A SALES CHARGES

     You may reduce your Class A sales charge by taking advantage of the following privileges:

  o RIGHT OF ACCUMULATION: Allows you to add to the value of all Class A Shares of Funds that you currently own for purposes of calculating the sales charge on future purchases of Class A Shares. You may count share purchases made by the following people to calculate the reduced sales charge:

       o you, your spouse, your children under the age of 21 (including shares in certain retirement accounts) and a company that you, your spouse or your children control;

       o a trustee or other fiduciary account (including an employee benefit plan);

       o a trustee or other fiduciary that purchases shares at the same time for two or more employee benefit plans of a single employer or of affiliated employers.

  o LETTER OF INTENT: Allows you to purchase Class A Shares of the Funds over a 13-month period at the same sales charge as if all shares had been purchased at once. You are not obligated to purchase the full amount of the shares, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase shares of any Fund, check the "Letter of Intent" box on the Account Information Form.

  o GROUP PURCHASES. If you are an individual member of a qualified group, you may purchase Class A Shares at the reduced initial sales charge applicable to the group taken as a whole. For example, if members of the group had previously invested and still held $90,000 of Class A Shares and now were investing $15,000, the initial sales charge would be 3.00%. To qualify, the group must have the following characteristics:

       o    in existence for more than six months

       o    have a purpose other than purchasing Class A Shares at a discount

       o    consist of more than 10 individuals

       o    be able to meet as a group with Fund representatives

       o    distribute Fund sales materials to its members

       o arrange for payroll deduction or other bulk transmission of Fund investments

  WHEN YOU PURCHASE SHARES, YOU MUST SPECIFY THE CLASS OF SHARES. OTHERWISE, WE WILL ASSUME THAT YOU WISH TO PURCHASE CLASS A SHARES

DISTRIBUTION FEES

     Each Fund, on behalf of its Class A Shares, has adopted a distribution plan according to Rule 12b-1 under the Investment Company Act of 1940. Under the distribution plan, each Fund's Class A Shares pays the Distributor a fee of up to 0.50% of its average daily net assets to reimburse expenses it may incur in distributing shares.

     Keep in mind that:

     o Each Fund pays distribution fees on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     o The Distributor will waive its distribution fees to the extent that a Fund would exceed the National Association of Securities Dealers, Inc.' s limitations on asset-based sales charges.

SHAREHOLDER SERVICING FEES

     Each Fund, on behalf of its Class A Shares, has adopted a shareholder servicing plan. Under the shareholder servicing plan, Class A Shares may pay financial institutions, including affiliates of Simms, a fee of up to 0.25% of its average daily net assets for services relating to maintenance of investor accounts, including liaison with investors. The shareholder servicing fee and the distribution fee may be used to compensate "mutual fund supermarkets" or "no transaction fee" programs that make available Fund shares.

HOW TO PURCHASE SHARES

     You may purchase shares of the Funds through an Authorized Securities Dealer by check or wire. If you purchase shares through the Transfer Agent, you must pay by check or wire in U.S. dollars. Instructions for buying shares are described below.

OPENING AN ACCOUNT

  METHOD OF
  PAYMENT        INSTRUCTIONS

  By Check       o   Complete application

                 o Make check or draft payable to "The Simms Funds - [name of Fund]" or your Authorized Securities Dealer. Be sure to specify the Fund name and class of shares you wish to purchase.

                 o   Mail your check and your completed account application to:
                     Firstar Mutual Fund Services LLC
                     Attn: The Simms Funds
                     [name of Fund]
                     P.O. Box 701
                     Milwaukee, Wisconsin 53201-0701.

                 o Overnight deliveries should be sent to: Firstar Mutual Fund Services LLC 615 East Michigan Street Milwaukee, Wisconsin 53202.

                 o The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Accordingly, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box, of purchase applications do not constitute receipt by Firstar or the Funds.

                 o Authorized Securities Dealers must receive your payment within 3 business days of receipt of your purchase order.

                 o   Neither cash nor third party checks will be accepted.

                 o Firstar will charge a $25 fee for any returned payment check.

  By Wire        o   Deliver  your   completed   account   application  to  your
                     Authorized Securities Dealer or to Firstar at the address listed above.

                 o Instruct your bank to wire the amount of your investment to:
                     Firstar Bank Milwaukee, N.A.
                     777 East Wisconsin Avenue
                     Milwaukee, Wisconsin 53202
                     ABA # 075000022
                     Credit: Firstar Mutual Fund Services LLC
                     Account # 112-952-137
                     Further credit: Simms Fund [name of Fund]
                     Name of shareholder and account number

  By Exchange    o   Call your Authorized  Securities  Dealer or Firstar (1-877-
                     GET-SIMS) to request an exchange.

  ADDING TO AN EXISTING ACCOUNT

  METHOD OF
  PAYMENT        INSTRUCTIONS

  By Check       o   Make the check payable to "The Simms Funds [name of Fund]".

                 o   Fill out the additional investment form.

                 o Send your check and your [investment slip] to Firstar at the address listed above.

  By Wire        o   Instruct your bank to wire the amount of your investment to
                     Firstar, using the instructions set out above.

                 o Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.

                 o Be sure to specify the name of the Fund and the class of shares you wish to purchase.

  By Exchange    o   Call your Authorized  Securities  Dealer or Firstar (1-877-
                     GET-SIMS) (1-877-438-7467) to request an exchange.

  By Phone       o   Verify  that your  bank or credit  union is a member of the
                     Automated Clearing House (ACH) system.

                 o   Complete   the   required   information   on  your  account
                     application.

                 o Subsequent investments (not initial purchases) may be made by calling 1-877-GET-SIMS (1-877-438-7467).

                 o Tell the Transfer Agent representative the amount of your investment, the name of the Fund, the Class of shares you wish to purchase, your account number and the name(s) in which the account is registered.

HOW TO REDEEM SHARES

  o    You may redeem shares at any time.

  o When we receive your redemption request in proper form (see below), we will redeem your shares at the next determined NAV.

  o We will normally mail your redemption proceeds the next business day and, in any event, no later than seven business days after we receive your redemption request.

REDEMPTION PROCEDURES

REDEMPTION THROUGH FIRSTAR OR AUTHORIZED SECURITIES DEALERS:

  METHOD OF
  REDEMPTION     INSTRUCTIONS

  In person      o   Contact your  Authorized  Securities  Dealer or Firstar (1-
                     877-GET-SIMS) (1-877-438-7467).

                 o Specify the name of the Fund, Class of shares and number of shares or the dollar amount you wish to redeem.

  By telephone   o   Call your Authorized  Securities  Dealer or Firstar (1-877-
                     GET-SIMS) (1-877-438-7467).

                 o Specify the name of the Fund, account number, Class of shares and number of shares or the dollar amount you wish to redeem.

  By mail        o   Mail your redemption request to your Authorized Securities
                     Dealer, or

                 o   Mail your redemption request to:
                     Firstar Mutual Fund Services LLC
                     Attn: The Simms Funds
                     [name of Fund]
                     P.O. Box 701
                     Milwaukee, Wisconsin 53201-0701.

                 o Overnight deliveries should be sent to: Firstar Mutual Fund Services LLC 615 East Michigan Street Milwaukee, Wisconsin 53202.

                 o Deposit of redemption requests in the mail or with independent delivery services does not constitute receipt of such requests by Firstar or the Funds. See "Opening an Account -- Method of Payment -- By Check" above.

                 o Specify the name of the Fund, Class of shares and number of shares or the dollar amount you wish to redeem.

  By wire        o   Submit wire instructions to:
                     Firstar Bank Milwaukee, N.A.
                     777 East Wisconsin Avenue
                     Milwaukee, Wisconsin 53202
                     ABA # 075000022
                     Credit: Firstar Mutual Fund Services LLC
                     Account # 112-952-137
                     Further credit: The Simms Funds [name of Fund]
                     Name of shareholder and account number

                 o Specify the name of the Fund, Class of shares and number of shares or the dollar amount you wish to redeem.

                 o Firstar charges a $12 wire fee for redemption proceeds made by Fed wire.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

  o PURCHASES BY CHECK. If you purchase shares by check, we will wait up to 12 days for your check to clear before accepting your redemption request.

  o WIRING REDEMPTION PROCEEDS. Upon request, we will wire your proceeds ($500 minimum) to your brokerage account or a designated commercial bank account. Firstar charges a transaction fee of $12 for this service. Please call your Authorized Securities Dealer for information on how to wire funds to your brokerage account. If you do not have a brokerage account, call Firstar at 1-877-GET-SIMS (1-877-438-7467) to wire funds to your bank account.

  o FIRSTAR MONEY MARKET FUND. At your request, redemption proceeds may be invested in a money market fund managed by Firstar Investment Research and Management Company, LLP, an affiliate of Firstar. Contact your Authorized Securities Dealer or Firstar (1-877-GET-SIMS) (1-877-438-
       7467).

  o SIGNATURE GUARANTEES. If your redemption proceeds exceed $25,000, if you instruct us to send the proceeds to someone other than the record owner at the record address or if you are a corporation, partnership, trust or fiduciary, your signature must be guaranteed by any eligible guarantor institution. Call Firstar at 1-877-GET-SIMS (1-877-438-7467) for information about obtaining a signature guarantee.

  o REDEMPTION BY MAIL MAY CAUSE A DELAY. During times of drastic economic or market conditions, you may experience difficulty telephoning Firstar or an Authorized Securities Dealer to redeem shares. If this occurs, please consider using the other redemption procedures described in this Prospectus. Redeeming shares using these alternative procedures may take longer than if you phoned your redemption request.

  o AUTOMATIC REDEMPTION; REDEMPTION IN KIND. If the value of your account falls below $600 (for reasons other than changes in market conditions), we may automatically redeem the shares in your account and send you the proceeds. We will send you a notice at least 60 days before we do this. We also reserve the right to redeem your shares "in kind." For example, if you redeem a large amount of shares and the Fund is unable to sell securities to raise cash, we may send you a combination of cash and a share of actual portfolio securities. Call the Transfer Agent for details.

  o TELEPHONE POLICIES. You may authorize the Transfer Agent to accept telephone instructions. If you do, the Transfer Agent will accept instructions from people who it believes are authorized to act on your behalf. The Transfer Agent will use reasonable procedures (like requesting personal identification) to ensure that the caller is properly authorized. Neither the Fund nor the Transfer Agent will be liable for losses for following instructions they reasonably believe to be genuine.

  o SUSPENSION OF REDEMPTION. Under certain emergency circumstances, we may suspend your right to redeem shares in a Fund.

EXCHANGES

     You may exchange shares of one Fund for shares of the same class of another Fund or a Firstar money market fund, as described above, usually without paying any additional sales charges. You may pay a sales charge if the Fund you are buying has an initial sales charge that is higher than the one you are selling. The Transfer Agent charges a $5 fee for each telephone exchange which will be deducted from the account from which funds are being withdrawn prior to effecting the exchange. There is no charge for exchange transactions that are requested by mail.

  o EXCHANGE PROCEDURES. To exchange your shares, you must give exchange instructions to the Transfer Agent in writing or by telephone.

  o    EXCHANGE POLICIES.  When exchanging your shares, please keep in mind:

       o Any time you exchange your shares, it is a taxable event to you. You may have a gain or loss on the transaction and you may be liable for taxes resulting from the sale of your shares.

       o When the market is very active, telephone exchanges may be difficult to complete. You may have to submit exchange requests to the Transfer Agent in writing, which will cause a delay.

       o You must exchange shares having a value of at least $250 (except in the case of certain retirement plans). If you are establishing a new account, you must exchange the minimum dollar amount needed to open that account.

       o We may reject your exchange request. We may modify or terminate our exchange policy at any time, provided we give you 60 days' notice.

       o Before you exchange your shares, you must review a copy of the current prospectus of the Fund that you would like to purchase.

       o    You may qualify for a reduced sales charge. See the SAI for details.

                              SHAREHOLDER SERVICES

     The Fund offers several additional shareholder services. If you would like to take advantage of any of these services, please call the Transfer Agent at 1-877-GET-SIMS (1-877-438-7467) to obtain the appropriate forms. We may terminate any of these services at any time upon 60 days' notice.

  o AUTOMATIC INVESTMENT PLAN. You may purchase shares of a Fund at regular intervals by direct transfer of funds from your bank. You determine the frequency and the amount of the investments. You can terminate the program at any time. The minimum investment under this plan is $100 ($250 for the initial purchase).

  o DIRECTED DISTRIBUTION OPTION. You may automatically reinvest your dividends and capital gain distributions in the same class of shares of another Fund. You may purchase Class A Shares without a sales charge at the current NAV. You may not use this service to establish a new account.

  o SYSTEMATIC WITHDRAWAL. You may withdraw a set amount ($500 minimum) each month or quarter. You must have an account balance worth at least $10,000 to qualify for this privilege. You or the Transfer Agent may terminate the arrangement at any time. If you plan to buy new shares when you participate in a systematic withdrawal, you may be paying an additional sales charge.

  o REINSTATEMENT PRIVILEGE. If you redeem your Class A Shares, you may repurchase them (or purchase Class A Shares of any other Fund) within 30 days without paying an additional sales charge.

                                RETIREMENT PLANS

INDIVIDUAL RETIREMENT ACCOUNTS

     You may invest in the Funds through three types of tax-sheltered Individual Retirement Accounts ("IRAs") available to individuals. The following briefly highlights some of the significant features of each type of IRA. You can obtain more detailed information regarding these IRAs by calling Firstar at 1-877-GET-SIMS (1-877-438-7467). In addition, IRS Publication 590 contains detailed information regarding IRAs. Different tax consequences may apply under state tax laws. Before adopting any of these IRAs, you should consult your personal tax adviser.

  o TRADITIONAL IRA. Amounts contributed to a Traditional IRA may be tax deductible at the time of contribution, depending on whether you are an active participant in an employer-sponsored retirement plan and your income. Distributions from the IRA (not representing a return of a non-deductible contribution) will generally be taxed at the time of distribution. Distribution of IRA assets prior to age 59-1/2 may be subject to an additional 10% tax. In general, you must begin to take distributions by April 1 of the year following the calendar year in which you turn 70-1/2.

  o Roth IRA. Amounts contributed to a Roth IRA are not deductible (that is, they are contributed after tax), but distributions are not subject to tax if you hold the IRA for certain minimum periods of time (generally, until age 59-1/2). If your income exceeds certain limits, the amount you can contribute to a Roth IRA may be reduced or eliminated altogether. The minimum distribution rules applicable to Traditional IRAs do not apply during your lifetime. Following death, minimum distribution rules apply.

       For Traditional and Roth IRAs, depending on your circumstances, you may be able to contribute up to a maximum of $2,000 annually. Also depending on your circumstances, you may be able to contribute to a Traditional IRA or Roth IRA on behalf of your spouse. Contributions to one type of IRA reduce the allowable contribution to the other type of IRA.

  o EDUCATION IRA. Contributions of up to $500 per year, in the aggregate, may be made by any person or persons on behalf of a beneficiary under age
       18.  Although these  contributions  are not tax  deductible,  neither the person making the contribution nor the beneficiary is taxed upon distribution if the amounts are used for "qualified educational purposes." If an individual's income exceeds certain limits, that individual would be ineligible to contribute to an Education IRA.

     In accordance with applicable IRS regulations, when you open an IRA, you will receive a disclosure statement containing certain information about your IRA. You generally have the right to cancel your account within seven days after receiving this disclosure statement and obtain a full refund of your contributions. The Funds' custodian may hold the initial contribution uninvested until the seven-day period expires, although the custodian does not anticipate that it will do so.

SIMPLIFIED EMPLOYEE PENSION PLAN

     If you are an employer (or are self-employed), you may establish a Simplified Employee Pension Plan ("SEP-IRA") in conjunction with a Traditional IRA. Generally, a SEP-IRA allows you to purchase shares with annual tax deductible contributions per participant of up to 15% of the first $160,000 in annual compensation. Contributions to a SEP-IRA generally are not includable in a participant's income. The $160,000 compensation limit is adjusted periodically, in accordance with IRS regulations, for cost of living increases. SEP-IRAs are subject to a number of special rules, including a requirement that all employees of the employer (including a sole proprietor or partnership) who satisfy certain minimum requirements must participate in the SEP-IRA.

SIMPLE IRA

     An employer of fewer than 100 individuals (or a self-employed individual), may establish a SIMPLE IRA, where employees may elect to have up to $6,000 per year contributed to the IRA through salary reduction contributions. This limit is also adjusted periodically, in accordance with IRS regulations, for cost of living increases. In addition, the employer will contribute to the employee's SIMPLE IRA, either as a matching contribution or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. SIMPLE IRAs are subject to a number of special rules, including a requirement that contributions be made on behalf of all employees (other than union employees) who satisfy certain minimum participation requirements. In addition, an increased tax may apply to distributions made during the first two years of participation.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     IF YOU BUY SHARES OF A FUND SHORTLY BEFORE IT MAKES A DISTRIBUTION, SOME OF YOUR INVESTMENT MAY COME BACK TO YOU AS A TAXABLE DISTRIBUTION.

DISTRIBUTIONS

     The Funds pass along your share of their investment earnings in the form of dividends. Dividend distributions are the net dividends or interest earned on investments after expenses. As with any investment, you should consider the tax consequences of an investment in a Fund.

     Ordinarily, each Fund declares and pays dividends from its net investment income annually. The Funds pay any net capital gains realized as dividends at least annually.

  You can ask the Funds to send you distributions in one of the following ways:

     o REINVESTMENT. We automatically reinvest your distributions in additional shares of your Fund. If you do not indicate another choice on your application, you will receive your distributions this way automatically.

     o CASH. We will send you a check no later than 7 days after the payable date.

     o PARTIAL REINVESTMENT. We will automatically reinvest your dividends in additional shares of your Fund and pay your capital gain distributions in cash or we will automatically reinvest your capital gain distributions and send you your dividends in cash.

     o DIRECTED DIVIDENDS. We will automatically reinvest your dividends in the same class of shares of another Fund. We describe this option above in the Shareholder Services section above.

     o DIRECT DEPOSIT. In most cases, you can automatically transfer dividends to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer the funds within 7 days of the dividend payment date. The name on your bank account must be the same as the registration on your Fund account.

     You may choose your distribution method on your original application. If you would like to change the option you selected, please call the Transfer Agent at 1-877-GET-SIMS (1-877-438-7467).

TAXES

     Each Fund intends to continue to qualify as a regulated investment company, which means that it pays no federal income tax on the earnings or capital gains it distributes to its shareholders.

  o Ordinary dividends from a Fund are taxable as ordinary income and dividends from a Fund's long-term capital gains are taxable as capital gain.

  o Dividends are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

  o Dividends from the Funds that are attributable to interest on certain U.S. Government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to U.S. Government obligations will be indicated on the tax statements you receive from your Fund.

  o Certain dividends paid to you in January will be taxable as if they had been paid the previous December.

  o We will mail you tax statements every January showing the amounts and tax status of the distributions you received.

  o When you sell (redeem) or exchange shares of a Fund, you must recognize any gain or loss.

  o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

  o Under certain circumstances, the International Equity Fund or Global Equity Fund may be in a position to "pass through" to you the right to a credit for foreign income taxes paid by the Fund.

  o You should review the more detailed discussion of federal income tax considerations in the SAI.

     WE PROVIDE THIS TAX INFORMATION FOR YOUR GENERAL INFORMATION. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT THE TAX CONSEQUENCES OF INVESTING IN A FUND.

                              FINANCIAL HIGHLIGHTS

U.S. EQUITY FUND

  The financial highlights table is intended to help you understand the U.S. Equity Fund's financial performance for the period from December 11, 1998 (commencement of operations) through June 30, 1999. Certain information reflects financial results for a single share of the U.S. Equity Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the U.S. Equity Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the U.S. Equity Fund's financial statements, are included in the annual report, which is available by calling the Fund at 1-877-GET-SIMS (1-877-438-7467).

                                                            APRIL 26, 1999 (1) DECEMBER 11, 1998 (1)
                                                                THROUGH           THROUGH
                                                             JUNE 30, 1999      JUNE 30, 1999
                                                             -------------      -------------
                                                                CLASS A            CLASS Y
                                                             -------------      -------------
Per Share Data:
Net asset value, beginning of period ..................          $12.20            $10.00
                                                                 ------            ------

Income from investment operations:
     Net investment loss ..............................           (0.02)(2)         (0.03)(2)
     Net realized and unrealized gains on investments .            0.32              2.54
                                                                 ------            ------
     Total from investment operations .................            0.30              2.51
                                                                 ------            ------
Net asset value, end of period ........................          $12.50            $12.51
                                                                 ======            ======
Total return (3) (4)           ........................            2.46%            25.10%

Supplemental data and ratios:
     Net assets, end of period ........................            $983        $5,213,829
     Ratio of expenses to average net assets before
       reimbursement by Adviser (5)....................            8.39%             5.59%
     Ratio of expenses to average net assets after
       reimbursement by Adviser (5)....................            2.06%             1.31%
     Ratio of net investment loss to average net assets
       before reimbursement by Adviser (5).............           (7.38%)           (4.70%)
     Ratio of net investment loss to average net assets
       after reimbursement by Adviser (5)..............           (1.06%)           (0.42%)
     Portfolio turnover rate (6).......................           50.40%            50.40%

(1) Commencement of operations for Class Y shares occurred on December 11, 1998 for the U.S. Equity Fund. Commencement of sale of Class A shares occurred on April 26, 1999 for the U.S. Equity Fund.
(2) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3) The total return does not reflect the 4.00% maximum sales charge for Class A shares.
(4)  Not annualized.
(5)  Annualized.
(6) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                              FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY FUND

     The financial highlights table is intended to help you understand the International Equity Fund's financial performance for the period from December 11, 1998 (commencement of operations) through June 30, 1999. Certain information reflects financial results for a single share of the International Equity Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the International Equity Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the International Equity Fund's financial statements, are included in the annual report, which is available by calling the Fund at 1-877-GET-SIMS (1-877-438- 7467).

                                                             FEBRUARY 1, 1999 (1)  DECEMBER 11, 1998 (1)
                                                                  THROUGH               THROUGH
                                                                JUNE 30, 1999        JUNE 30, 1999
                                                                -------------        -------------
                                                                  CLASS A               CLASS Y
                                                                -------------        -------------
Per Share Data:
Net asset value, beginning of period ....................          $10.54               $10.00
                                                                   ------               ------
Income from investment operations:
     Net investment income ..............................            0.00                 0.03
     Net realized and unrealized gains on investments ...            0.34                 0.88
                                                                   ------               ------
     Total from investment operations ...................            0.34                 0.91
                                                                   ------               ------
Net asset value, end of period ..........................          $10.88               $10.91
                                                                   ======               ======
Total return (2) (3) ....................................            3.23%                9.10%

Supplemental data and ratios:
     Net assets, end of period ..........................        $160,421           $5,353,859
     Ratio of expenses to average net assets before
       reimbursement by Adviser (4) .....................            6.54%                5.52%
     Ratio of expenses to average net assets after
       reimbursement by Adviser (4) .....................            2.38%                1.63%
     Ratio of net investment loss to average net assets
       before reimbursement by Adviser (4) ..............           (4.14%)              (3.48%)
     Ratio of net investment income to average net assets
       after reimbursement by Adviser (4) ...............            0.02%                0.42%
     Portfolio turnover rate (5) ........................           49.48%               49.48%

(1) Commencement of operations for Class Y shares occurred on December 11, 1998 for the International Equity Fund. Commencement of sale of Class A shares occurred on February 1, 1999 for the International Equity Fund.
(2) The total return does not reflect the 4.00% maximum sales charge for Class A shares.
(3)  Not annualized.
(4)  Annualized.
(5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                              FINANCIAL HIGHLIGHTS

GLOBAL EQUITY FUND

     The financial highlights table is intended to help you understand the Global Equity Fund's financial performance for the period from December 18, 1998 (commencement of operations) through June 30, 1999. Certain information reflects financial results for a single share of the Global Equity Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Global Equity Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Global Equity Fund's financial statements, are included in the annual report, which is available by calling the Fund at 1-877-GET-SIMS (1-877-438-7467).

                                                             FEBRUARY 19, 1999 (1)   DECEMBER 18, 1998 (1)
                                                                  THROUGH                THROUGH
                                                                JUNE 30, 1999         JUNE 30, 1999
                                                                -------------         -------------
                                                                  CLASS A                CLASS Y
                                                                -------------         -------------
Per Share Data:
Net asset value, beginning of period ...........................     $10.41             $10.00
                                                                     ------             ------
Income from investment operations:
     Net investment income (loss) ..............................      (0.00)              0.01
     Net realized and unrealized gains on investments ..........       0.81               1.26
                                                                     ------             ------
     Total from investment operations ..........................       0.81               1.27
                                                                     ------             ------
Net asset value, end of period .................................     $11.22             $11.27
                                                                     ======             ======
Total return (2) (3) ...........................................       7.78%             12.70%

Supplemental data and ratios:
     Net assets, end of period .................................   $143,194           $777,645
     Ratio of expenses to average net assets before
       reimbursement by Adviser (4) ............................      32.84%             37.44%
     Ratio of expenses to average net assets after
       reimbursement by Adviser (4) ............................       2.23%              1.48%
     Ratio of net investment loss to average net assets
       before reimbursement by Adviser (4) .....................     (30.77%)           (35.61%)
     Ratio of net investment income (loss) to average net assets
       after reimbursement by Adviser (4) ......................      (0.15%)             0.35%
     Portfolio turnover rate (5) ...............................      28.70%             28.70%

(1) Commencement of operations for Class Y shares occurred on December 18, 1998 for the Global Equity Fund. Commencement of sale of Class A shares occurred on February 19, 1999 for the Global Equity Fund.
(2) The total return does not reflect the 4.00% maximum sales charge for Class A shares.
(3)  Not annualized.
(4)  Annualized.
(5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                        (SIMMS CAPITAL MANAGEMENT, INC.
                             GLOBAL INVESTORS LOGO)

                                THE SIMMS FUNDS
                               55 Railroad Avenue
                          Greenwich, Connecticut 06830
                                 1-877-GET-SIMS
                                (1-877-438-7467)

                               INVESTMENT ADVISER
                            Simms Capital Management
                               55 Railroad Avenue
                          Greenwich, Connecticut 06830

                      ADMINISTRATOR AND TRANSFER AGENT AND
                          DIVIDEND DISBURSEMENT AGENT
                       Firstar Mutual Fund Services, LLC
                                  P.O. Box 701
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202

                                   CUSTODIAN
                          Firstar Bank Milwaukee, N.A.
                           777 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

                                 LEGAL COUNSEL
                      Kramer Levin Naftalis & Frankel LLP
                                919 Third Avenue
                            New York, New York 10022

                              INDEPENDENT AUDITORS
                           PricewaterhouseCoopers LLP
                           100 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

                                  DISTRIBUTOR
                        T.O. Richardson Securities, Inc.
                               2 Bridgewater Road
                         Farmington, Connecticut 06032

                        (SIMMS CAPITAL MANAGEMENT, INC.
                             GLOBAL INVESTORS LOGO)
                             ADDITIONAL INFORMATION

     STATEMENT  OF   ADDITIONAL   INFORMATION.   The   Statement  of  Additional
Information (SAI) provides a more complete discussion of certain matters contained in this Prospectus and is incorporated by reference.

     ANNUAL AND SEMI-ANNUAL REPORTS. The annual and semi-annual reports to shareholders contain additional information about each Fund's investments, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the fiscal period covered by the report.

  o To obtain a free copy of the SAI and the current annual or semi-annual reports or to make any other inquiries about the Fund, you may call or write:

       Firstar Mutual Fund Services LLC
       Attention: The Simms Funds
       P.O. Box 701
       Milwaukee, Wisconsin 53201-0701
       Telephone:  1-877-GET-SIMS (1-877-438-7467)

  o You may obtain copies of the SAI or financial reports for free by calling or writing your Authorized Securities Dealer

  o    You may review the SAI or financial  reports at the Public Reference Room
       of  the  Securities  Exchange   Commission,   450  Fifth  Street,   N.W.,
       Washington, D.C. (1-800-SEC-0330)

  o You may obtain copies of the SAI or the financial reports for a fee by calling or writing the SEC's Public Reference Room at the address or phone number listed above or

       o    for   free  by   visiting   the   SEC's   Worldwide   Web   site  at
            http://www.sec.gov.

  o You may obtain a copy of the Fund's prospectus by calling Simms toll-free at 1-877-GET-SIMS (1-877-438-7467).

                    Investment Company Act File No. 811-8871

                                     Part B

                       STATEMENT OF ADDITIONAL INFORMATION


                                 THE SIMMS FUNDS

                                U.S. Equity Fund
                            International Equity Fund
                               Global Equity Fund

                                October 29, 1999

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus of The Simms Funds dated October 29, 1999 (the "Prospectus"). This SAI is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Simms Funds at 55 Railroad Avenue, Greenwich, Connecticut 06830, or by calling toll free 1-877-GET-SIMS (1-877-438-7467).

INVESTMENT ADVISER                              CUSTODIAN
Simms Capital Management, Inc.                  Firstar Bank Milwaukee, N.A.

DISTRIBUTOR                                     INDEPENDENT ACCOUNTANTS
T.O. Richardson Securities, Inc.                PricewaterhouseCoopers LLP

ADMINISTRATOR and                               COUNSEL
TRANSFER & DIVIDEND DISBURSING AGENT            Kramer Levin Naftalis & Frankel
Mutual Fund Services, LLC                       LLP Firstar


                                Table of Contents

INVESTMENT OBJECTIVES AND INVESTMENT POLICIES AND LIMITATIONS..................1
VALUATION OF PORTFOLIO SECURITIES.............................................13
PERFORMANCE OF THE FUNDS......................................................13
ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION.....................16
DIVIDENDS AND DISTRIBUTIONS...................................................18
TAXES    .....................................................................19
TRUSTEES AND OFFICERS.........................................................25
ADVISORY AND OTHER CONTRACTS..................................................28
ADDITIONAL INFORMATION........................................................35
APPENDIX A -- Description of Security Ratings................................A-1

                       STATEMENT OF ADDITIONAL INFORMATION

The Simms Funds (the "Trust") is an open-end management investment company. The Trust consists of three diversified series (each a "Fund," and collectively, the "Funds") of units of beneficial interest ("shares"). The outstanding shares represent interests in the three separate investment portfolios. This SAI relates to the shares of the Funds listed below. Much of the information contained in this SAI expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus.

The Simms Funds:

o     U.S. Equity Fund

o     International Equity Fund

o     Global Equity Fund

INVESTMENT OBJECTIVES AND INVESTMENT POLICIES AND LIMITATIONS

Each Fund's investment objective is fundamental and may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities. There can be no assurance that a Fund will achieve its investment objective.

Additional Information Regarding Fund Investments.

The following policies and limitations supplement the Funds' investment policies set forth in the Prospectus. The Funds' investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this SAI.

Unless otherwise noted in the Prospectus or this SAI, a Fund may invest no more than 5% of its total assets in any of the securities or financial instruments described below (unless the context requires otherwise).

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the Investment Company Act of 1940, as amended (the "1940 Act")). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of a Fund may be changed without an affirmative vote of the holders of a majority of that Fund's outstanding voting securities unless
(1) a policy expressly is deemed to be a fundamental policy of the Fund or (2) a policy expressly is deemed to be changeable only by such majority vote. A Fund may, following notice to its shareholders, take advantage of other investment practices which presently are not contemplated for use by the Fund or which currently are not available but which may be developed to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Prospectus.

The following sections list each Fund's investment policies, limitations, and restrictions. The securities in which the Funds can invest and the risks associated with these securities are discussed in the section "Instruments in Which the Funds Can Invest."

FUNDAMENTAL RESTRICTIONS OF THE FUNDS

The following Fundamental Restrictions may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1.  Senior Securities

The Funds may not issue any senior security (as defined in the 1940 Act), except that (a) each Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) each Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

2.  Underwriting

The Funds may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities.

3.  Borrowing

The Funds may not borrow money, except that (a) each Fund may enter into commitments to purchase securities and instruments in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3 % of the Fund's total assets; and (b) each Fund may borrow money in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 33 1/3% of a Fund's total assets must be repaid before the Fund may make additional investments.

4.  Real Estate

The Funds may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Funds in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

5.  Lending

Each Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

6.  Commodities

The Funds may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.)

7.  Concentration

Each Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

NON-FUNDAMENTAL RESTRICTIONS OF THE FUNDS

Each Fund's Non-Fundamental Restrictions may be changed by a majority vote of the Trust's Board of Trustees (the "Board") at any time.

1.  Illiquid Securities

Each Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days.

Securities that may be resold pursuant to Rule 144A under, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act ("Restricted Securities") shall not be deemed illiquid solely by reason of being unregistered. Simms Capital Management, Inc., each Fund's investment adviser ("Simms" or the "Adviser"), determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors, in accordance with guidelines approved by the Board. The Board will retain oversight of these determinations and continue to monitor a Fund's investments in these securities.

2.  Short Sales and Purchases on Margin

Each Fund will not make short sales of securities or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

INSTRUMENTS IN WHICH THE FUNDS CAN INVEST

The following paragraphs provide a brief description of some of the types of securities in which the Funds may invest in accordance with their investment objective, policies, and limitations, including certain transactions the Funds may make and strategies they may adopt. The following also contains a brief description of certain risk factors.

Foreign Investments (International Equity Fund and Global Equity Fund). These Funds will invest in sponsored and unsponsored American Depositary Receipts ("ADRs"). Such investment may subject the Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets. Unsponsored ADRs may involve additional risks. These Funds may also invest directly in non-U.S. dollar denominated equity and debt securities of foreign companies.

The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund's investment. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign  markets  may offer less  protection  to  investors  than U.S.  markets.
Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, which may result in substantial delays in settlement. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The International Equity Fund and the Global Equity Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

The Adviser continuously evaluates issuers based in countries all over the world. Accordingly, a Fund may invest in the securities of issuers based in any country when such securities meet the investment criteria of the Adviser and are consistent with the investment objectives and policies of the Fund.

Securities of Other Investment Companies -- Closed-End Funds (International Equity and Global Equity Funds). These Funds may purchase closed-end funds that invest in foreign securities. Unlike open-end investment companies, like the Funds, closed-end funds issue a fixed number of shares that trade on major stock exchanges or over-the-counter. Also unlike open-end funds, closed-end funds do not stand ready to issue and redeem shares on a continuous basis. Closed-end funds often sell at a discount from net asset value.

These Funds' investment in closed-end funds is subject to the 1940 Act's limits on investment in other mutual funds. Under the 1940 Act, each Fund may invest up to 5% of its total assets in any one mutual fund, but may not own more than 3% of any one mutual fund or invest more than 10% of its total assets in mutual funds as a group.

Warrants. Each Fund may invest in warrants. These are securities that give an investor the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet warrants are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

Preferred Stock. Each Fund may invest in preferred stock issued by domestic and foreign corporations. Preferred stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights. Preferred stocks typically do not have voting rights.

Convertible Securities. Each Fund may invest in convertible debt and convertible preferred stock. These securities may be converted at either a stated price or rate into underlying shares of common stock. As a result, an investor in convertible securities may benefit from increases in the underlying common stock's market price. Convertible securities provide higher yields than the underlying common stock, but typically offer lower yields than comparable non-convertible securities. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and also fluctuates in relation to the underlying stock's price.

U.S. Government Obligations. Each Fund may invest in U.S. Government Obligations, that is, obligations issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Receipts. Receipts are separately traded interest and principal component parts of bills, notes, and bonds issued by the U.S. Treasury that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS").

Investment Grade and High Quality Securities. The Funds may invest in "investment grade" obligations, which are those rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, are obligations that the Adviser determines to be of comparable quality. The applicable securities ratings are described in the Appendix. "High-quality" short-term obligations are those obligations which, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated "A-1" or "A-2" by Standard & Poor's Ratings Services ("S&P") or "P-1" or "P-2" by Moody's Investors Service, Inc. ("Moody's")) or (2) are unrated by an NRSRO but are determined by the Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Funds under guidelines adopted by the Board.

U.S. Corporate Debt Obligations. The Funds may invest in U.S. corporate debt obligations, including bonds, debentures, and notes. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, and zero coupon obligations. Bonds, notes, and debentures in which the Funds may invest may differ in interest rates, maturities, and times of issuance. The market value of a Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Changes by NRSROs in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under conditions of default, changes in the value of a Fund's securities will not affect cash income derived from these securities but will affect the Fund's net asset value.

Zero-Coupon Bonds. Each Fund may invest in zero-coupon bonds that are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero-coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, zero-coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases in accordance with the length of the period to maturity.

International Bonds. The International Equity Fund and the Global Equity Fund may each invest in international bonds, including U.S. dollar-denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"). International bonds also include Canadian and supranational agency bonds (e.g., the International Monetary Fund). (See "Foreign Investments" for a description of the risks associated with investments in foreign securities.)

Mortgage-Backed Securities--In General. The Funds may invest in mortgage-backed securities that are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities, created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal, and prepayments (net of a service fee).

Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, Mortgage-Backed Securities are often subject to more rapid prepayment of principal than their stated maturity indicates. In addition, during periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool. Conversely, in periods of rising interest rates, prepayment rates tend to decrease, lengthening a pool's average life. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund's yield.

A Fund may purchase Mortgage-Backed Securities at a premium or at a discount. Accelerated prepayments have an adverse effect on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. Among the U.S. Government securities in which a Fund may invest are Government Mortgage-Backed Securities (or government guaranteed mortgage-related securities). Such guarantees do not extend to the value of yield of the Mortgage-Backed Securities themselves or of the Fund's shares.

         U.S. Government Mortgage-Backed Securities. Certain agencies and instrumentalities of the U.S. Government issue Mortgage-Backed Securities. Some such obligations, such as those issued by GNMA are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

         Collateralized Mortgage Obligations. CMOs in which a Fund may invest are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds.

         Non-Governmental Mortgage-Backed Securities. A Fund may invest in mortgage-related securities issued by non-governmental entities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. These issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage pools. Such insurance and guarantees and the creditworthiness of the issuers, thereof will be considered in determining whether a Non-Governmental Mortgage-Backed Security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. A Fund may buy Non-Governmental Mortgage-Backed Related Securities without insurance or guarantees if, through an examination of the loan experience and practices of the pools, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets that in the opinion of the Adviser are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be invested in illiquid securities.

Mortgage-related securities include CMOs and participation certificates in pools of mortgages. The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets. The impact of prepayment of mortgages is described under "Government Mortgage-Backed Securities." Estimated average life will be determined by the Adviser. Various independent mortgage-related securities dealers publish estimated average life data using proprietary models. In making such determinations, the Adviser will rely on such data except to the extent such data are deemed unreliable by the Adviser. The Adviser might deem data unreliable that appears to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.

Asset-Backed Securities. Each Fund may invest in asset-backed securities, that is, debt securities backed by pools of automobile or other commercial or consumer finance loans. The collateral backing asset-backed securities cannot be foreclosed upon. These issues are normally traded over-the-counter and typically have a short to intermediate maturity structure, depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

Temporary Defensive Measures -- Short-Term Obligations. These include high quality, short-term obligations such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. (See "Foreign Securities" for a description of risks associated with investments in foreign securities.) Each Fund may hold up to 100% of its assets in these instruments, which may result in performance that is inconsistent with its investment objective.

         Short-Term Corporate Obligations. Corporate obligations are bonds issued by corporations and other business organizations in order to finance their long-term credit needs. Corporate bonds in which a Fund may invest generally consist of those rated in the two highest rating categories of an NRSRO that possess many favorable investment attributes. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances.

         Bankers' Acceptances. Bankers' Acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' Acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100 million (as of the date of their most recently published financial statements).

         Certificates of Deposit. Certificates of Deposit ("CDs") are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. CDs and demand and time deposits invested in by a Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100 million (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.

         Eurodollar CDs are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States. Yankee CDs are CDs issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

         Foreign Time Deposits. Eurodollar Time Deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. or foreign bank. Canadian Time Deposits are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.

         Commercial Paper. Commercial paper ("CP") consists of unsecured promissory notes issued by corporations. CP issues normally mature in less than nine months and have fixed rates of return. The Funds will purchase only CP rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Adviser to present minimal credit risks and to be of comparable quality to instruments that are rated high quality by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO, see the Appendix to this SAI.

         Repurchase Agreements. Securities held by a Fund may be subject to Repurchase Agreements, pursuant to which a Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by the Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

Futures and Options

Futures Contracts. The Funds may enter into futures contracts, options on futures contracts, and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC"), a U.S. Government agency.

The Funds may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

Although futures contracts (other than those relating to indexes) by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a futures commission merchant or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Futures commission merchants may establish deposit requirements that are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on its margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for a Fund than might later be available in the market when it effects anticipated purchases.

A Fund may sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. A Fund may also enter into such transactions in order to terminate existing positions.

The Funds' ability to use futures trading effectively depends on several factors. First, it is possible that there will not be a perfect price correlation between a futures contract and its underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if a Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting a Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Restrictions on the Use of Futures Contracts. The Funds will not enter into futures contract transactions for purposes other than bona fide hedging purposes or as a substitute for the underlying securities to gain market exposure to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of a Fund's total assets. In addition, a Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. The Trust need not register with the CFTC as a Commodities Pool Operator.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to Securities and Exchange Commission ("SEC") requirements. Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or liquid securities equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if a Fund "covers" a long position. For example, instead of segregating assets, a Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by a Fund. In addition, where a Fund engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where a Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. A Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where a Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. A Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by a Fund.

In addition, the extent to which a Fund may enter into futures contracts may be limited by requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a registered investment company.

Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market, which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures
                                       11
strategies engaged in by the Funds are only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. The Funds would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Use of futures transactions by the Funds involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in the value of its portfolio securities. There is also the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom the Funds have open positions in a futures contract or related option. Options. Each Fund may sell (write) call options that are traded on national securities exchanges with respect to common stock in its portfolio. A Fund must at all times have in its portfolio the securities that it may be obligated to deliver if the option is exercised. A Fund may write call options in an attempt to realize a greater level of current income than would be realized on the securities alone. A Fund may also write call options as a partial hedge against a possible stock market decline. In view of its investment objective, a Fund generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, a Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit. A Fund retains the risk of loss should the value of the underlying security decline. A Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood of a Fund's ability to make closing purchase transactions, there is no assurance that a Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Illiquid Investments. Illiquid investments are investments that cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued.

Under the supervision of the Board, the Adviser determines the liquidity of each Fund's investments and, through reports from the Adviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Funds' rights and obligations relating to the investment).

Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over the counter options, non-government stripped fixed-rate mortgage-backed securities, and Restricted Securities (see discussion below).

Also, the Adviser may determine some securities to be illiquid.

However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration.

In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Trustees.

If through a change in values, net assets, or other circumstances, more than 15% of a Fund's net assets were invested in illiquid securities, the Fund would seek to take appropriate steps to protect liquidity.

Restricted Securities. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering.

Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.

If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares.

Securities Lending Transactions. Each Fund may from time to time lend securities from its portfolio to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. Government Obligations. Generally, a Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. Government Obligations. No Fund will lend portfolio securities to: (a) any "affiliated person" (as that term is defined in the 1940 Act) of the Trust; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees. Each Fund will limit its securities lending to 33 1/3% of total assets.

Reverse Repurchase Agreements. Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Pursuant to such agreement, a Fund would sell a portfolio security to a financial institution such as a bank or broker-dealer, and agree to repurchase such security at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest). The collateral will be marked-to-market on a daily basis, and will be monitored continuously to ensure that such equivalent value is maintained. Reverse Repurchase Agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.

VALUATION OF PORTFOLIO SECURITIES.

Each equity security held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Exchange listed convertible debt securities are valued at the mean between the last bid and asked prices obtained from broker-dealers or a comparable alternative, such as Bloomberg or Reuters. Each security traded in the over-the-counter market (but not including securities reported on the
Nasdaq National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the Nasdaq National Market System is valued at the sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices on that day. Non-convertible debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.
                                       13

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board. Short-term obligations maturing in 60 days or less are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange, Inc. (the "NYSE"), currently 4:00 p.m. Eastern Time.

Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board.

PERFORMANCE OF THE FUNDS

From time to time, the "average annual total return" and "total return" of an investment in each Fund's shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

Total return information may be useful to investors in reviewing the Fund's performance. A Fund's advertisement of its performance must, under applicable SEC rules, include the average annual total returns for each class of shares of a Fund for the 1, 5, and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. Investments in a Fund are not insured; its total return is not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Total return for any given past period are not a prediction or representation by the Trust of future rates of return on its shares. The total returns of the shares of the Funds are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds, and operating expenses.

Total Returns. The "average annual total return" of a Fund is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return ("T" in the formula below) based on the change in value of a hypothetical initial investment of $1,000 ("P") held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                                  P(1+T)n = ERV

The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                        ERV - P = Cumulative Total Return
                        -------
                           P

In calculating total returns for the Funds, the current maximum sales charge (as a percentage of the offering price) is deducted from the initial investment ("P"). Total returns also assume that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.

The following table shows the total returns of the Funds for the relevant periods from commencement of operations through June 30, 1999, including total returns reflecting the waiver of sales loads.

                                                                               Total Return
                                                                              after Waiver of
                                         Commencement date    Total Return      Sales Load
                                         -----------------    ------------    ---------------
U.S. Equity Fund, Class A                  April 26, 1999        (1.67)%           2.46%
U.S. Equity Fund, Class Y               December 11, 1998         25.10%            N/A
International Equity Fund, Class A       February 1, 1999        (0.93)%           3.23%
International Equity Fund, Class Y      December 11, 1998          9.10%            N/A
Global Equity Fund, Class A             February 19, 1999          3.44%           7.78%
Global Equity Fund, Class Y             December 18, 1998         12.70%            N/A

Other Performance Comparisons.

From time to time a Fund may publish the ranking of its performance or the performance of its shares by Lipper, Inc., a widely recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Funds, and ranks the performance of the Funds and their classes against all other funds in similar categories, for both equity and fixed income funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

A Fund also may publish the ranking of its performance or performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Funds, in broad investment categories (domestic equity, international equity taxable bond, municipal bond or other) monthly, based upon each fund's three, five, and ten-year average annual total returns (when available) and a risk adjustment factor that reflects fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral
(3), below average (2), and lowest (1). Ten percent of the funds, series or classes in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

The total return on an investment made in a Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Standard & Poor's 500 Index, and the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. Other indices may be used from time to time. The Consumer Price Index generally is considered to be a measure of inflation. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The EAFE Index is a popular index of foreign stock prices, including more than 1,000 major foreign companies. The foregoing indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the total returns of the Funds may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. A Fund also may include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund's investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of a Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. A Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.

From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the Adviser's views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund.) A Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, and Treasury bills, as compared to an investment in shares of a Fund, as well as charts or graphs that illustrate strategies such as dollar cost averaging. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding a Fund and provide them to prospective shareholders. Performance information with respect to the Funds is generally available by calling 1-877-GET-SIMS (1-877-438-7467).

Investors may also judge, and a Fund may at times advertise, the performance of a Fund by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., S&P, and Morgan Stanley, and in publications issued by Lipper and in the following publications: American Banker, Barron's, Business Week, CDA/Wiesenberger, Forbes, Fortune, Ibbotson Associates, Institutional Investor, Money Magazine, Morningstar, Mutual Fund Magazine, The New York Times, SmartMoney, U.S.A. Today, Value Line Mutual Fund Survey and The Wall Street Journal. In addition to performance information, general information about a Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis. Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing total return and investment risk of an investment in shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of a Fund. For example, CDs may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund's returns will fluctuate and its share values and returns are not guaranteed. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. Government.

ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION

The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, or, when one of these holidays fall on a Saturday or Sunday, the preceding Friday or subsequent Monday. This closing schedule is subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of a Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the net asset value of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Funds are required to give shareholders at least 60 days' notice prior to terminating or modifying a Fund's exchange privilege. The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of exchange or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Funds reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser's judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Purchasing Shares.

Dealer Reallowances. The following table shows the amount of the Funds' front end sales load that is reallowed to dealers as a percentage of the offering price of the Funds' Class A Shares.

                                                                 Concession to
                          Initial Sales       % of Net             Dealers:
                             Charge:           Amount           % of Offering
   Amount of Purchase     % of Offering        Price           Invested Price
   ------------------     -------------       --------         ---------------
  Less than $100,000          4.00             4.17                  3.75
  $100,000 to $249,999        3.00             3.09                  2.75
  $250,000 to $499,999        2.00             2.04                  1.75
  $500,000 to $999,999        1.00             1.01                  0.75
  $1,000,000 and over         0.00             0.00                  0.00

Reduced Sales Charge. Reduced sales charges are available for purchases of $100,000 or more of Class A Shares of a Fund alone or in combination with purchases of other shares of the Trust. To obtain the reduction of the sales charge, you or the broker-dealer through whom you are purchasing shares (an "Authorized Securities Dealer") must notify Firstar Mutual Fund Services, LLC ("Firstar" or the "Transfer Agent") at the time of purchase whenever a quantity discount is applicable to your purchase.

In addition to investing at one time in any combination of shares of the Funds in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:

Combined Purchases. When you invest in shares of the Funds for several accounts at the same time, you may combine these investments into a single transaction if purchased through one Authorized Securities Dealer, and if the total is $100,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Code.

Rights of Accumulation. "Rights of Accumulation" permit reduced sales charges on future purchases of shares after you have reached a new breakpoint. You can add the value of existing Fund shares held by you, your spouse, and your children under age 21, determined at the previous day's net asset value at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

Letter of Intent. If you anticipate purchasing $100,000 or more of shares of a Fund alone or in combination with shares of certain other Funds within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. You must start with a minimum initial investment of 5% of the projected purchase amount. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $110,000 Letter would receive the same reduced sales charge as if the $110,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Authorized Securities Dealer must inform the Transfer Agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

Exchanging Shares.

Shares of a Fund may be exchanged for the same class of shares of any other Fund of the Trust. For example, an investor can exchange Class A shares of a Fund only for Class A shares of another Fund.

Redeeming Shares.

Reinstatement Privilege. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds in the same class of shares of the same Fund or another Fund, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No service charge is currently made for reinvestment in shares of the Funds. The shareholder must ask Firstar for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of a Fund within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation. The reinstatement must be into an account bearing the same registration.

                           DIVIDENDS AND DISTRIBUTIONS

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment. The Funds ordinarily declare and pay dividends from their net investment income and make distributions of net capital gains, if any, annually.

The amount of a Fund's distributions may vary from time to time depending on market conditions, the composition of a Fund's portfolio, and expenses borne by a Fund.

The net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, income from corporate actions such as reorganizations, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund's share of the total net assets of the Trust.

                                      TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count towards the satisfaction of the Distribution Requirement.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used of offset capital gains in such future years. Under Code Sections 382 and 383, if a Fund has an "ownership change," then the Fund's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the net asset value of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the "IRS")) in effect for the month in which the ownership change occurs (the rate for October, 1999 is 5.45%). The Funds will use their best efforts to avoid having an ownership change. However, because of circumstances which may be beyond the control or knowledge of a Fund, there can be no assurance that a Fund will not have, or has not already had, an ownership change. If a Fund has or has had an ownership change, then any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards will have to be distributed by the Fund and will be taxable to shareholders as described under "Distributions" below.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code section 1256 (unless a Fund elects otherwise), will generally be treated as ordinary income or loss.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Fund's shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (2) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by the Funds (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to
Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts.

A Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualifying electing fund (a "QEF"), in which case it will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, the Fund may make a mark-to-market election with respect to its PFIC stock. Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the following taxable year. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any "excess distribution" received by the Fund from the PFIC will be allocated ratably over the Fund's holding period in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate, as the case may be) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government securities.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Such dividends paid by a Fund will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below.

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon a Fund's disposition of domestic "small business" stock will be subject to tax.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. Generally, a dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code section 246(c)(3) and
(4) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items). Since an insignificant portion of the International Equity Fund will be invested in stock of domestic corporations, the ordinary dividends distributed by the Fund generally will not qualify for the dividends-received deduction for corporate shareholders.

Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries, which entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known. If more than 50% of the value of a Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If a Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder that does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or Redemption of Shares

A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain, which is taxed at a lower rate for individuals, or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (1) incurs a sales load in acquiring shares of a Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is
"effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from a Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of a foreign shareholder other than a corporation, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes the Fund with proper notification of his foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation; State and Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                              TRUSTEES AND OFFICERS

Board of Trustees.

Overall responsibility for management of the Trust rests with the Trustees, who are elected by the shareholders of the Funds. The Funds are managed by the Trustees in accordance with the laws of the State of Delaware. There are currently eight Trustees, five of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("disinterested Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. An asterisk indicates each Trustee who is an interested person of the Trust.

The  Trustees  of  the  Trust,  their  ages,  addresses,   and  their  principal
occupations during the past five years are as follows:

                                    Position(s)
                                    Held with       Principal Occupation
 Name, Age and Address              the Trust       During Past 5 Years
 ---------------------              -----------     --------------------

Robert A. Simms, Sr. (61)*          President,      President and CEO of Simms.
55 Railroad Avenue                  Chairman of
Greenwich, CT  06830                the Board

Beverly W. Aisenbrey (54)           Trustee        Managing Director, Frederic
90 Park Avenue                                     W. Cook & Co., Inc.
New York, NY  10016                                (executive compensation
                                                   consultants).

Arthur S. Bahr (68)                 Trustee        Director, Renaissance Re
11 Guardhouse Drive                                Holdings (reinsurance) since
West Redding, CT  06896                            June 1993; Director, Board
                                                   of Partner Representatives,
                                                   Trump Castle Associates
                                                   since 1995; Consultant, GE
                                                   Investment Corp. from
                                                   January 1994 to December
                                                   1995.

Robert G. Blount (60)               Trustee        American Home Products:
American Home Products                             Director since 1990, Senior
Five Giralda Farms                                 Executive Vice President
Madison, NJ  07940                                 since October 1995 and
                                                   Executive Vice President
                                                   from 1987 to October 1995.

Gen. Robert E. Kelley (65)          Trustee        President, Kelley &
917 Merion Square Road                             Associates (aerospace,
Gladwyne, PA 19035                                 defense management) since
                                                   1986; Secretary and
                                                   Treasurer, Wright Stuff
                                                   Press since 1996; Chairman
                                                   of the Board, Voting USA
                                                   since November 1997;
                                                   Director, Air Force Academy
                                                   Foundation since October
                                                   1996.

Michael A. McManus, Jr. (56)        Trustee        Bank consultant since March
100 White Plains Road                              1998; President and Chief
Bronxville, NY  10708                              Executive Officer, New York
                                                   Bancorp Inc. from November
                                                   1991 to March 1998;
                                                   Director, Misonix Inc.
                                                   (scientific and industrial
                                                   ultrasonic devices) since
                                                   September 1998, National
                                                   Wireless Inc. since 1993,
                                                   Document Imaging Systems
                                                   Inc. since 1994, and the
                                                   United States Olympic
                                                   Committee since 1997;
                                                   Advisory Board Member,
                                                   Barrington Capital (broker
                                                   dealer, investment bank).

Thomas L. Melly (41)*               Trustee        Principal of Simms.
55 Railroad Avenue
Greenwich, CT 06830

Arthur O. Poltrack (41)*            Trustee        Principal of Simms since
Financial 55 Railroad Avenue                       August, 1999; Chief Officer
Greenwich,  CT 06830                               ("CFO"), Simms since June
                                                   1998; CFO, CBA Mortgage
                                                   Partners LP from August 1994
                                                   to June 1998.

The Board presently has an Investment Policy Committee, an Audit Committee, and a Nominating Committee. The members of the Investment Policy Committee are Messrs. Simms, Melly and Bahr. The function of the Investment Policy Committee is to review the existing investment policies of the Funds, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Funds' shareholders for their consideration. The members of the Audit Committee are Mr. Blount (Chairman), Gen. Kelley and Mr. McManus. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. Mr. McManus is the Chairman of the Nominating Committee, which nominates persons to serve as disinterested Trustees.

Remuneration of Trustees.

Each Trustee (other than Messrs. Simms, Melly and Poltrack) receives a per meeting fee of $250. The Adviser pays the fees and expenses of Messrs. Simms, Melly and Poltrack.

The following table indicates the compensation each Trustee received from the Trust for the period from September 14, 1998 (the date of the Trust's organizational meeting) through June 30, 1999.

                                         Pension or Retirement    Estimated Annual         Aggregate
                                          Benefits Accrued as      Benefits Upon      Compensation from
            Name, Position                  Fund Expenses            Retirement           the Trust*
            --------------                  --------------           ----------           ----------
Robert A. Simms, Chairman of the Board            -0-                    -0-                  -0-
Beverly W. Aisenbrey, Trustee                     -0-                    -0-                 $750
Arthur S. Bahr, Trustee                           -0-                    -0-                $1,000
Robert G. Blount, Trustee                         -0-                    -0-                $1,000
Gen. Robert E. Kelley, Trustee                    -0-                    -0-                $1,000
Michael A. McManus, Jr., Trustee                  -0-                    -0-                $1,000
Thomas L. Melly, Trustee                          -0-                    -0-                  -0-
Arthur O. Poltrack, Trustee                       -0-                    -0-                  -0-

---------------
* During the period shown, the Trust did not reimburse expenses incurred by Trustees for attending Board meetings.

Officers.

The officers of the Trust, their ages, addresses and principal occupations during the past five years, are as follows:

                              Position(s)          Principal Occupation
 Name, Age and Address       with the Trust        During Past 5 Years
 ---------------------       ---------------       -----------------------
Robert A. Simms (61)         President and         See biography under "Board
55 Railroad Avenue           Chairman of the       of Trustees."
Greenwich, CT 06830          Board

Peter M. Gorman (35)         Vice President        Principal and Director of
55 Railroad Avenue           and Secretary         Client Services of Simms
Greenwich, CT 06830                                since May 1995; independent
                                                   consultant for Merrill Lynch
                                                   from March 1994 to August
                                                   1994.

Arthur O. Poltrack (41)         Vice President,    See biography under "Board
55 Railroad Avenue              Treasurer, Chief   of Trustees."
Greenwich, CT 06830             Accounting
                                Officer and CFO

Joseph C. Neuberger (37)        Assistant          Vice President, Firstar
615 East Michigan Street,       Secretary          since August 1994.
Milwaukee, WI 53202-5207

Jeffrey T. Rauman (30)          Assistant          Compliance Administration
615 East Michigan Street,       Secretary          Officer, Firstar since
Milwaukee,  WI 53202-5207                          February 1996; Senior
                                                   Auditor, Ernst & Young from
                                                   January 1993 to February
                                                   1996.

The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Current and retired Trustees and officers of the Trust may purchase Class A Shares of the Funds without paying a sales load.

As of September 30, 1999, the Trustees and officers as a group owned beneficially the following percentages of the indicated classes of outstanding shares of the Funds: U.S. Equity, Class A: 3.9%; U.S. Equity, Class Y: 15.9%; International Equity, Class Y: 15.8%; and Global Equity, Class Y: 37.9%.

ADVISORY AND OTHER CONTRACTS

Investment Adviser.

Simms, a Delaware corporation registered as an investment adviser with the SEC, serves as the Funds' investment adviser. Simms is located at 55 Railroad Avenue, Greenwich, Connecticut 06830. As of September 30, 1999, the Adviser managed approximately $1 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals, and mutual funds. Mr. Simms, President and CEO of Simms, and Mr. Melly, Ms. Miller, Mr. Poltrack, Mr. Thomas S. Kingsley and Mr. Gorman, Principals of Simms, may be deemed to control the Adviser.

The following schedule lists the advisory fees for Funds that are advised by Simms.

         0.75 of 1% of average daily net assets
                  U.S. Equity Fund

         1.00% of average daily net assets
                  International Equity Fund
                  Global Equity Fund

Portfolio Managers

Robert A. Simms. President and CEO of Simms since 1984, prior to which he was with Bear, Stearns & Co., Inc. investment bankers, from 1972 to 1984, becoming a General Partner in 1977. His responsibilities included Manager of the Institutional Department, Manager of the Options and Futures Department, and Director of Asset Management Services. He was Executive Vice President of Black & Co. from 1968 to 1972, a member of the Institutional Sales Department of Paine, Webber, Jackson & Curtis from 1965 to 1968 and a research analyst for Dominick & Dominick from 1961 to 1965. He received a B.A. from Rutgers University in 1960.

Thomas L. Melly. Principal of the Adviser, joined Simms in 1990, prior to which he was with Lake Partners, Inc., an independent investment consulting firm that advises high net worth investors and private and institutional investment partnerships. His responsibilities included the design and implementation of custom-tailored investment programs and the evaluation of hedge funds and investment managers in the specialized areas of short-selling, risk and convertible arbitrage and high yield securities. He was an institutional fixed income specialist at Autranet, Inc. and Tucker, Anthony & R.L. Day, Inc. from 1985 to 1988. From 1981 to 1983 he was an account officer and credit analyst at Chemical Bank. Mr. Melly received his M.B.A. from the Amos Tuck School at Dartmouth in 1985 and his B.A. from Trinity College in 1980.

Jennifer D. Miller. Principal of the Adviser, joined Simms in 1991, prior to which she spent six years in the Investment Strategy Group at Salomon Brothers Inc. Her responsibilities included the quantitative and technical analysis of the firm's proprietary positions. She also served as a liaison between the research staff, the firm's proprietary traders and clients to establish and manage portfolios using optimization, immunization, and index techniques. Ms. Miller received her M.B.A. from the Stern Graduate School of Business at New York University in 1990 and her B.S. in Finance from Lehigh University in 1982.

Herve van Caloen. Mr. van Caloen joined Simms in July 1999, prior to which he managed a small international hedge fund for GTF Asset Management from March 1997 until June 1999. He was a First Vice President of Schroeder Capital Management International from March 1996 until March 1997. From January 1992 to July 1995, he was the head of international investments and a portfolio manager at Provident Capital Management where he managed an emerging markets fund. Mr. van Caloen was a Vice President and portfolio manager at Mitchell Hutchins Asset Management, where he managed the PaineWebber Europe Growth Fund from its inception in July 1989 until December 1991. From 1985 through 1989, Mr. van Caloen was a Vice President and international portfolio manager with Scudder Stevens & Clark, where he was responsible for the European investments of the Scudder International Fund. Mr. van Caloen received his M.B.A. from the Claremont Graduate School in California in 1985 and his B.A. from the European University in Antwerp, Belgium in 1981.

Thomas S. Kingsley. Mr. Kingsley joined Simms in September 1994, prior to which he was a Mechanical Engineer and a Nuclear Test Engineer with General Dynamics, Electric Boat Division. He received his M.B.A. in Financial Services from Rensselear Polytechnic Institute and his B.S. in Mechanical Engineering from Florida Atlantic University/Rutgers University.

Robert Rosa, Jr. Mr. Rosa joined Simms in March 1997, prior to which he served as an intern at Simms from June 1996 to February 1997. Mr. Rosa received his M.B.A. from Sacred Heart University in 1997 and his B.S. from Worcester Polytechnic Institute in 1989.

The Investment Advisory Agreement.

Unless sooner terminated, the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Funds (the "Investment Advisory Agreement"), provides that it will continue in effect for an initial two-year term and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of a majority of the outstanding shares of each Fund (as defined under "Additional Information Miscellaneous"), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to any particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, by vote of the Board, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

For the period from commencement of operations through June 30, 1999, the Funds paid Simms the following amounts, after fee reimbursements. To the extent that Simms reimburses advisory fees, it may seek payment of such amounts for two years after the year in which fees were reimbursed. A Fund will make no such payment, however, if the total annual Fund operating expenses exceed the expense limits in effect at the time these payments are proposed.
--------------------------------------------------------------------------------
                                 Inception        Advisory    Fees     Fees
                                   Date             Fees     Waived    Paid
--------------------------------------------------------------------------------
U.S. Equity Fund             December 11, 1998    $18,985    $18,985    $0
--------------------------------------------------------------------------------
International Equity Fund    December 11, 1998    $30,313    $30,313    $0
--------------------------------------------------------------------------------
Global Equity Fund           December 18, 1998     $3,040     $3,040    $0
--------------------------------------------------------------------------------

In addition, for the period from commencement of operations through June 30, 1999, Simms absorbed other Fund expenses amounting to $89,303, $87,688, and $104,702 for the U.S. Equity Fund, International Equity Fund and Global Equity Fund, respectively.

Code of Ethics.

The Funds and the Adviser have each adopted a Code of Ethics to which all investment personnel and all other access persons to the Fund must conform.
Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.

Portfolio Transactions.

Pursuant to the Investment Advisory Agreement, the Adviser determines, subject to the general supervision of the Board, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Funds, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While the Adviser generally seeks competitive spreads or commissions, each Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Trust. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Trust and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Trust. During the period from commencement of operations through June 30, 1999, neither the Trust nor the Adviser directed the Trust's brokerage transactions to a broker because of research services provided.

At times, the Funds may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Funds.

Investment decisions for each Fund are made independently from those made for the other Funds of the Trust or any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the securities in which the Funds invest, and the Funds may invest in similar securities. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and any other Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to such Funds, investment company or account. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other funds of the Trust or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Trust, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser, its parents or subsidiaries or affiliates and, in dealing with their commercial customers, the Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

For the period from commencement of operations through June 30, 1999, brokerage transactions for the U.S. Equity Fund, International Equity Fund and Global Equity Fund amounted to $3,579, $4,681 and $377, respectively. The U.S. Equity and International Equity Funds commenced operations on December 11, 1998 and the Global Equity Fund commenced operations on December 18, 1998.

Portfolio Turnover.

The portfolio turnover rates stated in the Prospectus are calculated by dividing the lesser of each Fund's purchases or sales of portfolio securities for the period by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For the period from commencement of operations though June 30, 1999, the portfolio turnover rates for the U.S. Equity Fund, International Equity Fund and Global Equity Fund were 50.40%, 49.98% and 28.70%, respectively. The U.S. Equity and International Equity Funds commenced operations on December 11, 1998 and the Global Equity Fund commenced operations on December 18, 1998.

Administrator.

Firstar (the "Administrator"), 615 East Michigan Street, Milwaukee, Wisconsin 53202-5207, serves as administrator to the Funds pursuant to an administration agreement dated October 5, 1998 (the "Administration Agreement"). The Administrator assists in supervising all operations of the Funds (other than those performed by the Adviser under the Investment Advisory Agreement), subject to the supervision of the Board. Firstar also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, calculates the dividend and capital gain distribution, if any, and the yield, and maintains the general ledger accounting records for the Funds.

For the services rendered to the Funds and related expenses borne by Firstar as Administrator, each Fund pays Firstar an annual fee, computed daily and paid monthly, at the following annual rates based on the Fund's average daily net assets: 0.06% of the first $400 million of assets; 0.05% of the next $1 billion of assets; and 0.03% of assets over $1.4 billion, subject to a minimum charge of $45,000.

Firstar may periodically waive all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution to shareholders.

Unless sooner terminated, the Administration Agreement will continue in effect as to each Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such renewal is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of each Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.

The Administration Agreement provides that Firstar shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, Firstar assists in each Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the
Administration Agreement, Firstar may delegate all or any part of its responsibilities thereunder.

For the period from commencement of operations through June 30, 1999, Firstar received $26,250 from each Fund pursuant to the Administration Agreement. The U.S. Equity and International Equity Funds commenced operations on December 11, 1998 and the Global Equity Fund commenced operations on December 18, 1998.

Distributor.

T.O. Richardson Securities, Inc., 2 Bridgewater Road, Farmington, Connecticut 06032 (the "Distributor"), serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years, and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

As compensation for services performed under the Distribution Agreement, the Trust will pay to the Distributor any fees that may become payable to the Distributor pursuant to the Distribution Plan and any dealer retention of sales loads. The Adviser has agreed to pay the Distributor from its own resources certain amounts above the amount that the Distributor would earn from dealer retention and Rule 12b-1 payments.

For the period from commencement of operations through June 30, 1999, the Distributor received the following amounts from its retention of sales loads:
U.S.  Equity Fund: $40,  International  Equity Fund:  $189,  Global Equity Fund:
$3,999. The U.S. Equity and International Equity Funds commenced operations on December 11, 1998 and the Global Equity Fund commenced operations on December 18, 1998.

Transfer Agent.

Firstar serves as transfer and dividend disbursing agent for the Funds pursuant to a Transfer Agency and Service Agreement. Under its agreement with the Trust, Firstar has agreed (1) to issue and redeem shares of the Funds; (2) to address and mail all communications by the Trust to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Funds' operations.

Shareholder Servicing Plan.

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser) are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Funds as necessary for subaccounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals which require a shareholder vote; and (10) providing such other similar services as the Trust may reasonably request to the extent permitted under applicable statutes, rules or regulations.

For the period from commencement of operations through June 30, 1999, the Funds paid the following amounts pursuant to the Shareholder Servicing Plan:
U.S.  Equity Fund:  $1;  International  Equity Fund:  $98;  Global  Equity Fund:
$84. The U.S. Equity and International Equity Funds commenced operations on December 11, 1998 and the Global Equity Fund commenced operations on December 18, 1998.

Other Servicing Plans.

In connection with certain servicing plans, the Funds have made certain commitments that: (i) provide for one or more brokers to accept on the Funds' behalf, purchase and redemption orders; (ii) authorize such brokers to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf; (iii) provide that the Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order; and (iv) provide that customer orders will be priced at the Funds' Net Asset Value next computed after they are accepted by an authorized broker or the broker's authorized designee.

Distribution Plan.

The Trust, on behalf of each Fund's Class A shares, has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1. The

Distribution Plan provides that a Fund may incur distribution expenses related to the sale of shares of up to 0.50% per annum of the Fund's average daily net assets.

The Distribution Plan provides that a Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or its Distributor.

In approving the Distribution Plan in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Trustees (including the "disinterested" Trustees, as defined in the 1940 Act) considered various factors and determined that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. The Distribution Plan will continue in effect from year to year if specifically approved annually (a) by the majority of such Fund's outstanding voting shares or by the Board and (b) by the vote of a majority of the disinterested Trustees. The Board most recently approved the Distribution Plan on August 18, 1999. While the Distribution Plan remains in effect, each Fund will furnish to the Board a written report of the amounts spent by the Fund under the Plan and the purposes for these expenditures. The Distribution Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and all material amendments to the Distribution Plan must be approved by a majority of the Board and by the disinterested Trustees in a vote cast in person at a meeting called specifically for that purpose. While the Distribution Plan is in effect, the selection and nomination of the disinterested Trustees shall be made by those disinterested Trustees then in office.

For the period from commencement of operations through June 30, 1999, Class A shares of the Funds paid the following amounts pursuant to the Distribution
Plan:  U.S.  Equity Fund: $1;  International  Equity Fund:  $196;  Global Equity
Fund:   $169.  The  U.S.  Equity  and   International   Equity  Funds  commenced
operations on December 11, 1998 and the Global Equity Fund commenced operations on December 18, 1998.

Fund Accountant.

Firstar serves as fund accountant for the all of the Funds pursuant to a fund accounting agreement with the Trust dated October 5, 1998. As fund accountant for the Trust, Firstar calculates each Fund's net asset value and provides other services to the Funds. Under the fund accounting agreement, in addition to reimbursement of certain out-of-pocket expenses, Firstar is entitled to receive the following annual fees: U.S. Equity Fund: $27,500 for the first $40 million in assets, 0.01% of the next $200 million, and 0.005% of assets above $240 million; International and Global Equity Funds: $31,250 for the first $40 million in assets, 0.02% of the next $200 million, and 0.01% of assets above $240 million.

For the period from December 11, 1998 (commencement of operations) through June 30, 1999, the Funds paid the following amounts to Firstar for fund accounting: U.S. Equity Fund: $16,597; International Equity Fund: $18,878; Global Equity Fund: $19,418. The U.S. Equity and International Equity Funds commenced operations on December 11, 1998 and the Global Equity Fund commenced operations on December 18, 1998.

Custodian.

Cash and securities owned by each of the Funds are held by Firstar Bank Milwaukee, N.A., as custodian pursuant to a Custodian Agreement dated October 5, 1998. Under this Agreement, Firstar Bank Milwaukee, N.A., (1) maintains a separate account or accounts in the name of each Fund; (2) makes receipts and disbursements of money on behalf of each Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; and (4) responds to correspondence from security brokers and others relating to its duties. Firstar Bank Milwaukee, N.A., may, with the approval of a Fund and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of a Fund, provided that Firstar Bank Milwaukee, N.A., shall remain liable for the performance of all of its duties under the Custodian Agreement.

Independent Accountants.

PricewaterhouseCoopers LLP, located at 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the Trust's independent accountants. The audited financial statements of the Trust, with respect to all the Funds, for the period from commencement of operations through June 30, 1999 are incorporated by reference herein. The U.S. Equity and International Equity Funds commenced operations on December 11, 1998 and the Global Equity Fund commenced operations on December 18, 1998. The financial statements for the period from commencement of operations through June 30, 1999 for all share classes of each Fund of the Trust have been audited by PricewaterhouseCoopers LLP as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting.

Legal Counsel.

Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022 serves as counsel to the Trust.

Expenses.

The Funds bear the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Funds' operation.

ADDITIONAL INFORMATION

Description of Shares.

The Trust is a Delaware business trust that was formed on July 1, 1998. The Trust Instrument authorizes the Board to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $.001 per share. The Trust currently has three series of shares, which represent interests in the U.S. Equity Fund, the International Equity Fund, the Global Equity Fund, and their respective Classes.

The Trust's Trust Instrument authorizes the Board to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Each Fund currently offers two share classes: (1) Class A, sold primarily to individuals and other purchasers investing less than $1 million, and (2) Class Y, sold primarily to institutions investing at least $1 million. The Distributor, in its discretion, may (i) sell Class Y Shares to individuals who invest at least $1 million;
and/or (ii) waive the minimum investment in Class Y Shares for certain investors, including investors who acquired their shares through the reorganization of two limited partnerships managed by Simms: Simms Partners (U.S.), L.P. and Simms Partners (International), L.P.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and this SAI, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets available for distribution belonging to the fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular Fund that are available for distribution.

Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series, and
(2) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, the Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability.

The Trust is organized as a Delaware business trust. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Trust Instrument also provides for indemnification out of Trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss because of shareholder liability is considered to be extremely remote.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

The Trust Instrument provides the Trustees with broad powers to amend the Trust Instrument or approve the reorganization of any Fund, without the approval of shareholders, unless such approval is otherwise required by law. The Trust Instrument allows the Trustees to take actions upon the authority of a majority of Trustees by written consent in lieu of a meeting.

Bylaws.

The Trust's Bylaws define the rights and obligations of the Trust's officers and provide rules for routine matters such as calling meetings. The Bylaws govern the use of proxies at shareholder meetings. According to the Bylaws, proxies may be given by telephone, computer, other electronic means or otherwise pursuant to procedures reasonably designed, as determined by the Trustees, to verify that the shareholder has authorized the instructions contained therein. The Bylaws also govern the conduct of Trustees' meetings and state that any action by the Trustees may be taken without a meeting if a written consent to the action is signed by a majority of the Trustees. Telephone meetings where each Trustee are able to hear each other are also permitted, except in situations where the 1940 Act requires in-person meetings, such as consideration of Rule 12b-1 plans and investment advisory contracts. The Bylaws provide that the Trust's fiscal year will end on June 30 of each year.

Miscellaneous.

As used in the Prospectus and in this SAI, "assets belonging to a Fund" means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Trust will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of each of the Funds not readily identified as belonging to a particular Fund, which are allocated to each Fund in accordance with its proportionate share of the net asset values of the Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular fund will be determined by the
Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Trust.

The Prospectus and this SAI do not include certain information contained in the registration statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

To the best knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding shares of each class of the Funds' equity securities as of September 30, 1999, and the percentage of the outstanding shares held by such holders are set forth in the table below. James S. Stokes may be deemed to control the Class A Shares of the International Equity Fund because he is the beneficial owner of more than 25% of these shares. The Baxter Trust, the Witkowski Group Ltd. (a Nevada limited partnership) and the Blue Bird Auxiliary of the Jefferson C. Davis Youth Investment Fund may each be deemed to control the Class A Shares of the Global Equity Fund because each investor is the beneficial owner of more than 25% of these shares.

-------------------------------------------------------------------------------------------------------------
                                                                                Percent Owned   Percent Owned
     Fund                      Name and Address of Owner                         of Record       Beneficially
     ----                      -------------------------                        -------------   -------------
U.S. Equity Fund,              Donaldson, Lufkin & Jenrette Securities Corp.      96.1%             0%
Class A                        P.O. Box 2052
                               Jersey City, NJ 07303
-------------------------------------------------------------------------------------------------------------
U.S. Equity Fund,              Investors Life Insurance Corp.                     23.3%             0%
Class Y                        c/o S. W. Phelps & Co.
                               55 Railroad Avenue
                               Greenwich, CT 06830-6578
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                Percent Owned   Percent Owned
     Fund                      Name and Address of Owner                         of Record       Beneficially
     ----                      -------------------------                        -------------   -------------
-------------------------------------------------------------------------------------------------------------
                               David R. Melly, Trustee                            12.4%           12.4%
                               David R. Melly Trust
                               1808 Addison Street
                               Berkeley, CA  94703-1504
-------------------------------------------------------------------------------------------------------------
                               S. Marcus Finkle                                   10.2%           10.2%
                               117 AABC, Suite 311
                               Aspen, CO  81611-2502
-------------------------------------------------------------------------------------------------------------
                               Laura A. Melly Grantor Trust                       9.5%             9.5%
                               221 Union Street
                               Moorestown, NJ  08057-2339
-------------------------------------------------------------------------------------------------------------
                               Marilyn R. Simms                                    6.7%            6.7%
                               2516 Lemon Tree Lane
                               Charlotte, NC  28211-3642
-------------------------------------------------------------------------------------------------------------
                               Firstar Trust Company, Custodian                    5.8%            5.8%
                               Robert A. Leef IRA Rollover
                               Benefit Services Inc.
                               2185 Lemoine Avenue
                               Fort Lee, NJ  07024-6030
-------------------------------------------------------------------------------------------------------------
                               Lee Scott Melly                                     5.8%            5.8%
                               125 Camino Acote
                               Santa Fe, NM  87505-9181
-------------------------------------------------------------------------------------------------------------
                               Susan Witkowski                                     5.0%            5.0%
                               50 The Enclosure
                               Colts Neck, NJ  07722-1023
-------------------------------------------------------------------------------------------------------------
International Equity Fund,     Lewco Securities Corp.                             49.7%             0%
Class A                        34 Exchange Place, 4th Floor
                               Jersey City, NJ  07311
-------------------------------------------------------------------------------------------------------------
                               James S. Stokes                                    37.1%           37.1%
                               129 Palisades Road, NE
                               Atlanta, GA  30309-1532
-------------------------------------------------------------------------------------------------------------
                               Bernard C. Rolader                                 13.2%           13.2%
                               5050 Riverview Road, NW
                               Atlanta, GA  30327-4238
-------------------------------------------------------------------------------------------------------------
International Equity Fund,     Rogers & Co.                                       34.8%             0%
Class Y                        c/o Summit Bank
                               P.O. Box 82L
                               Hackensack, NJ  07602
-------------------------------------------------------------------------------------------------------------
                               Investors Life Insurance Corp.                     13.3%             0%
                               c/o S.W. Phelps & Co.
                               55 Railroad Avenue
                               Greenwich, CT  06830-6378
-------------------------------------------------------------------------------------------------------------
                               David R. Melly, Trustee                             7.2%            7.2%
                               David R. Melly Trust
                               1808 Addison Street
                               Berkeley, CA  94703-1504
-------------------------------------------------------------------------------------------------------------
                               L. Thomas Melly                                     6.8%            6.8%
                               Goldman Sachs
                               Melly Investment Partners I, LP
                               85 Broad Street
                               New York, NY  10004-2434
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                Percent Owned   Percent Owned
     Fund                      Name and Address of Owner                         of Record       Beneficially
     ----                      -------------------------                        -------------   -------------
-------------------------------------------------------------------------------------------------------------
                               Gary R. Christopherson & Grace S.                   5.8%            5.8%
                               Christopherson, Jt. Ten.
                               9619 SW Quartermaster Drive
                               Vashon, MA  98070-7077
-------------------------------------------------------------------------------------------------------------
                               Thomas L. Melly & Alice P. Melly, Trustees          5.6%            5.6%
                               Laura A. Melly Grantor Trust
                               221 Union Street
                               Moorestown, NJ  08057-2339
-------------------------------------------------------------------------------------------------------------
Global Equity Fund,            Frank E. Baxter & Kathrine F. Baxter Trustees      36.2%           36.2%
Class A                        Baxter Trust
                               11100 Santa Monica Blvd., Suite 1100
                               Los Angeles, CA  90025-3384
-------------------------------------------------------------------------------------------------------------
                               Witkowski Group Ltd.                               34.3%           34.3%
                               A Nevada Limited Partnership
                               3765 McKinley Center
                               Las Vegas, NV  89121-4437
-------------------------------------------------------------------------------------------------------------
                               Blue Bird Auxiliary                                29.5%           29.5%
                               Jefferson C. Davis Youth Investment Fund
                               7700 Floyd Curl Drive
                               San Antonio, TX  78229-3902
-------------------------------------------------------------------------------------------------------------
Global Equity Fund,            Robert E. Kelley                                   20.2%           20.2%
Class Y                        917 Merion Square Road
                               Gladwyne, PA  19035-1509
-------------------------------------------------------------------------------------------------------------
                               Robert W. Hale & Linda S. Hale, Jt. Ten.           19.7%           19.7%
                               8 Ohio Avenue
                               Metuchen, NJ  08840-2104
-------------------------------------------------------------------------------------------------------------
                               Stuart Zykorie & Howard Lippman, Trustees          17.7%           17.7%
                               Northwest Urology Associates, PA,
                               Profit Sharing Plan
                               17070 Red Oak Drive, Suite 407
                               Houston, TX  77090-2617
-------------------------------------------------------------------------------------------------------------
                               Robert A. Simms                                    14.0%           14.0%
                               55 Railroad Avenue
                               Greenwich, CT  06850-6378
-------------------------------------------------------------------------------------------------------------
                               Scott V. Hale & Dawn C. Hale, Jt. Ten.             10.1%           10.1%
                               46 Country Acres Drive
                               Hampton, NJ  08827-4109
-------------------------------------------------------------------------------------------------------------
                               Judith A. Aydelott                                  6.6%            6.6%
                               100 Maple Avenue
                               Katonah, NY  10536-3723
-------------------------------------------------------------------------------------------------------------

The Prospectus and this SAI do not constitute an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

APPENDIX A

Description of security Ratings.

The Prospectus and this SAI do not constitute an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

Description of Security Ratings.

The NRSROs that may be utilized by the Adviser with regard to portfolio investments for the Funds include Moody's and S&P. Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Adviser and the description of each NRSRO's ratings is as of the date of this SAI, and may subsequently change.

Long-Term Debt Ratings (assigned to corporate bonds).

Moody's. Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa. Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds that are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

S&P. Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Short-Term Debt Ratings (may be assigned, for example, to CP, bank instruments, and letters of credit).

Moody's description of its three highest short-term debt ratings:

Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

-        Leading market positions in well-established industries.
-        High rates of return on funds employed.
- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

A-2.   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                           PART C. OTHER INFORMATION

ITEM 23.     Exhibits

   (a)(1)       Amended  and  Restated  Certificate  of Trust as of  October  5,
                1998.*

   (a)(2)       Amended and Restated Trust Instrument as of October 5, 1998.*

      (b)       Amended and Restated Bylaws as of October 5, 1998.*

      (c) The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit (a)(2) above and in
                Article IV of the Bylaws referenced in Exhibit (b) above.

      (d) Form of Investment Advisory Agreement between Registrant and Simms Capital Management, Inc.*

      (e) Form of Distribution Agreement between Registrant and T.O. Richardson Securities, Inc.*

      (f)       Not Applicable.

      (g)       Form of Custodian  Servicing  Agreement  between  Registrant and
                Firstar.*

   (h)(1) Form of Fund Accounting Servicing Agreement between Registrant and Firstar.*

      (2)       Form  of  Fund   Administration   Servicing   Agreement  between
                Registrant and Firstar.*

      (3) Form of Transfer Agent Servicing Agreement between Registrant and Firstar.*

      (4)       Form of Fulfillment  Servicing  Agreement between Registrant and
                Firstar.*

   (i)(1) Opinion and Consent of Kramer Levin Naftalis & Frankel LLP as to legality of securities being registered.*

      (2) Opinion of Morris, Nichols, Arsht & Tunnell, Delaware Counsel to Registrant.*

   (j)(1)       Consent of PricewaterhouseCoopers LLP.

      (2)       Consent of Kramer Levin Naftalis & Frankel LLP.

      (k)       Not Applicable.

      (l)       Not Applicable.

   (m)(1)       Rule 12b-1 Distribution Plan.*

      (2)       Shareholder Servicing Plan.*

---------------------
*    Filed as an  exhibit  to  Pre-Effective  Amendment  No.  1 to  Registrant's
     Registration   Statement  on  Form  N-1A  filed   electronically  with  the
     Securities and Exchange Commission on November 25, 1998.

      (n)       Rule 18f-3 Plan.*

                Powers of Attorney of Beverly W. Aisenbrey, Arthur S. Bahr, Robert G. Blount, Robert E. Kelley, Michael A. McManus, Thomas
                L. Melly, Arthur O. Poltrack and Robert A. Simms.*


ITEM 24. Persons Controlled By or Under Common Control with Registrant

None.

ITEM 25. Indemnification

Article X, Section 10.02 of Registrant's Delaware Trust Instrument, attached hereto as Exhibit (a)(2), provides for the indemnification of Registrant's Trustees and officers, as follows:

"Section 10.02  Indemnification.

(a)      Subject to the exceptions and limitations contained in Subsection
10.02(b):

(i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection
(a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02."

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended (the "1940 Act"), and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. Business and Other Connections of Investment Adviser

Simms Capital Management, Inc. provides management services to Registrant and its series. To the best of Registrant's knowledge, the directors and officers of the investment adviser have not held at any time during the past two fiscal years or been engaged for their own account or in the capacity of director, officer, employee, partner or trustee in any other business, profession, vocation or employment of a substantial nature.

ITEM 27. Principal Underwriter

(a) T.O. Richardson Securities, Inc., Registrant's principal underwriter, 2 Bridgewater Road, Farmington, Connecticut 06032, also acts as the distributor for the following investment companies as of November 23, 1998: T.O. Richardson Sector Rotation Fund and Barrett Growth Fund.

(b) Directors and officers of T.O. Richardson Securities, Inc., as of November 23, 1998, were as follows: Samuel Bailey, Jr. - President, Lloyd P. Griffiths - Executive Vice President, and Austine Crowne - Executive Vice President/Portfolio Manager.

(c)      Not applicable.

ITEM 28. Location of Accounts and Records

1. Simms Capital Management, Inc., 55 Railroad Avenue, Greenwich, Connecticut 06830 (records relating to its function as investment adviser).

2. Firstar Mutual Fund Services LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202-5207 (records relating to its functions as administrator, transfer and dividend disbursing agent, and fund accountant).

3. Firstar Bank Milwaukee, N.A., 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 (records relating to its function as custodian).

4.   T.O.  Richardson   Securities,   Inc.,  2  Bridgewater  Road,   Farmington,
     Connecticut 06032 (records relating to its function as distributor).

ITEM 29. Management Services

Not applicable.

ITEM 30. Undertaking

None.

NOTICE

A copy of the Certificate of Trust of Registrant is on file with the Secretary of State of Delaware and notice is hereby given that this Post-Effective Amendment to Registrant's Registration Statement has been executed on behalf of Registrant by officers of, and Trustees of, Registrant as officers and as Trustees, respectively, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders of Registrant individually but are binding only upon the assets and property of Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and the State of New York on this 27th day of October, 1999.

                                                   THE SIMMS FUNDS

                                                   By: /s/ Robert A. Simms
                                                      --------------------
                                                      Robert A. Simms
                                                      President

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date indicated:

   Signature                           Title                        Date
   ---------                           -----                        ----

/s/ Robert A. Simms              President and Chairman        October 27, 1999
-------------------              of the Board of Trustees
Robert A. Simms

/s/ Arthur O. Poltrack           Vice President, Treasurer,    October 27, 1999
----------------------           Chief Accounting Officer,
Arthur O. Poltrack               Chief Financial Officer,
                                 Trustee

/s/ Beverly W. Aisenbrey*        Trustee                       October 27, 1999
------------------------
Beverly W. Aisenbrey

/s/ Arthur S. Bahr*              Trustee                       October 27, 1999
------------------
Arthur S. Bahr

/s/ Robert G. Blount*            Trustee                       October 27, 1999
---------------------
Robert G. Blount

/s/ Robert E. Kelly*             Trustee                       October 27, 1999
--------------------
Robert E. Kelly

/s/ Michael A. McManus*          Trustee                       October 27, 1999
-----------------------
Michael A. McManus

/s/ Thomas L. Melly*             Trustee                       October 27, 1999
--------------------
Thomas L. Melly

------------------------
*

By: /s/ Arthur O. Poltrack
   -----------------------
Arthur O. Poltrack
Attorney-in-fact

                                  EXHIBIT INDEX
                                  -------------

Ex 99.jA         Consent of PricewaterhouseCoopers LLP.
Ex 99.jB         Consent of Kramer Levin Naftalis & Frankel LLP.